UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00058)

Exact name of registrant as specified in charter: The George Putnam Fund of Boston

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— July 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

The George Putnam Fund of Boston

7|31|07

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

4¢
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THREE CENTS
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3¢

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

The George
Putnam Fund
of Boston

7| 31| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	10
Expenses	13
Portfolio turnover	15
Risk	15
Your fund’s management	16
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	21
Financial statements	22
Federal tax information	70
Brokerage commissions	70
Shareholder meeting results	71
About the Trustees	72
Officers	76

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in your funds’ fees or in the services your funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, enables George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended July 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

The George Putnam Fund of Boston: providing the benefits
of balanced investing for nearly 70 years

Your fund launched in 1937 when George Putnam, a Boston investment manager, decided to start a fund with an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks, such as U.S. Smelting, Refining, & Mining Co., and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and as the shadow of war began to spread across Europe and Asia. Today, global political and economic uncertainties also challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks have often provided leadership when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the balanced strategy: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, common sense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.” Putnam remains committed to this prudent approach to investing today.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The use of derivatives involves special risks and may result in losses.

The fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Over seven eventful decades,
the fund’s balance of stocks
and bonds has served share-
holders by providing income
and building wealth.

Performance and portfolio snapshots

The George Putnam Fund of Boston

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 10–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The benchmark and Lipper group were not in existence at the time of the fund’s inception. The George Putnam Blended Index commenced 6/30/95. The Lipper average commenced 12/31/59.

“Relative to the equity benchmark, we ended the
period with an underweight to the financials
sector. In our opinion, the sector may be
starting to work out the difficulties stemming
from the collapse of the subprime mortgage
market. We are monitoring the situation closely
with an eye toward future opportunities.”

Jeanne Mockard, Portfolio Leader, The George Putnam Fund of Boston

Allocations calculated in terms of the market value of the fund’s equity holdings. Holdings and allocations may vary over time.

Report from the fund managers

The year in review

The George Putnam Fund of Boston’s performance for its 2007 fiscal year, which ended July 31, 2007, was driven primarily by the strength of holdings in the transportation, manufacturing, and energy sectors. Results were also buoyed by the appreciation of several holdings that were targeted for acquisition or merger. While the fund’s performance was solid on an absolute basis, it lagged the average for its Lipper peer group and its custom blended benchmark (which is made up of 60% S&P 500/Citigroup Value Index and 40% Lehman Aggregate Bond Index and is intended to provide a suitable performance target for a balanced fund). We attribute this relative underperformance to several unfavorable stock selection decisions, including the decision to avoid certain stocks included in the benchmark index when others seemed more attractive. The fund’s allocation to bonds, which was somewhat higher than the peer group average during the period, may also have contributed to the underperformance, since bonds did not perform as well as stocks during the period. However, we believe the fund’s balanced approach and defensive strategy helped keep its share price relatively stable as volatility in both the stock and bond markets began to increase in the second half of the year.

Market overview

Although financial markets delivered overall gains for the fiscal year, periodic bouts of volatility interrupted this progress. Volatility heightened during the second half of the year as the fallout from defaults in the subprime mortgage market began to affect other fixed-income sectors. Pools of higher-risk mortgage loans that had been packaged together and resold lost value. The resulting selloff by hedge funds, insurance companies, real estate investment trusts, and other types of investors sent a wave of volatility throughout world markets. Stocks from the financials sector bore the brunt of this exodus while sectors more tied to the industrial and global economy, such as basic materials, communications services, energy, and capital goods, experienced healthy gains. Continued demand from China, India, and other emerging markets boosted performance in these sectors, as did healthy levels of corporate spending. In the United States, larger-capitalization stocks were stronger than small caps, growth stocks significantly outpaced value stocks, and stocks outperformed bonds. International stocks continued to outpace domestic issues.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 7/31/07. See the previous page and pages 10–12 for additional fund performance information. Index descriptions can be found on page 17.

Strategy overview

The fund maintained its target allocation, 60% stocks and 40% bonds, throughout the second half of its fiscal year. Within the stock portfolio, we continued to emphasize sectors and industries that we believed would benefit from corporate capital spending. Our focus has been on basic materials, capital goods, energy, and transportation. This strategy was effective, and we do not anticipate any major shifts in this approach in the near term.

In our opinion, the financials sector may be starting to work out the difficulties stemming from the collapse of the subprime mortgage market and the subsequent troubles that surfaced in the wider credit markets. We also believe that consumer spending had been fueled largely by home equity loans and rising real estate values. With equity lenders under such pressure, we had been anticipating a falloff in consumer discretionary spending. Accordingly, we were cautious in the areas of financials and consumer cyclical stocks and took underweight positions.

The fund’s bond portfolio had been positioned to benefit from a steeper yield curve. (The yield curve is a graphical representation of the yield differences across a range of bond maturities.) In the second half of the fund’s fiscal year, yields on longer-term bonds rose more than yields on shorter-term securities, which caused the curve to steepen and boosted fund returns. Other strategy decisions that benefited the fund’s fixed-income holdings included an overweight position in manufactured housing bonds, a preference for non-Treasuries versus Treasury securities, and strong performance from the collateralized mortgage obligations (CMOs) in the portfolio. It is worth noting that in the period from 2003 to 2005, the fund was well rewarded for its positions in securities connected with subprime mortgages. However, in late 2005, we became concerned about underwriting standards and excessive leverage and we repositioned the portfolio away from what we considered an increasingly risky area. As a result,

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

in its bond portfolio the fund was not directly exposed to the companies and securities that were most affected by the mortgage defaults.

Your fund’s holdings

The portfolio’s top contributors for the second half of the fiscal year illustrate the effectiveness of our focus on companies we considered likely to benefit from corporate capital spending, as well as the steady demand from China, India and other emerging markets. Relative to the benchmark, the fund maintained overweight positions in each of these holdings, which boosted relative returns.

Indiana-based Cummins Inc. is in the business of designing, building, and distributing several types of engines and power generation systems, as well as all the component parts that make up these systems. It sells and rents equipment and also provides regular servicing and repairs. As the stock appreciated during the period, we trimmed the position somewhat to take profits. We believe the stock continues to offer upside potential.

Huntsman Corporation manufactures a wide variety of chemicals in its 63 facilities located throughout the world. From surfactants to epoxy-based polymers, pigments, and other performance products, it addresses the needs of consumers and industrial customers alike. News of a proposed takeover helped the stock appreciate to the point that we believed it was fully valued, so we sold the fund’s position and reinvested the proceeds elsewhere.

Freeport-McMoRan Copper & Gold operates mines and refineries in Indonesia and Spain, and had benefited from heightened demand for copper and gold. During the period, rumors that the company might be acquired sent share prices higher. We took advantage of the opportunity to sell some shares and realize some gains, but still hold a substantial position.

Shares of long-time fund holding Marathon Oil advanced as the price of oil edged significantly higher between January and July 2007. We trimmed the fund’s position to lock in profits and succeeded in doing so before the price of oil fell in July.

Squeezed by high fuel costs, the airline industry fell into a slump. We took the opportunity to build a position in United Airlines when, in our view, share prices had reached very compelling valuations. Some airlines, United among them, addressed the period’s challenge by reducing capacity. They flew fewer fights, held back on discounted fares, and streamlined operations. These strategies were successful; shares of UAL have advanced dramatically in the past six months, making the stock one of the fund’s top contributors for the period.

Top equity holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 7/31/07. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Industry

Citigroup, Inc.	2.4%	Financial

Bank of America Corp.	2.4%	Banking

AT&T, Inc.	1.9%	Telephone

JPMorgan Chase & Co.	1.6%	Financial

General Electric Co.	1.6%	Conglomerates

Hewlett-Packard Co.	1.5%	Computers

ConocoPhillips	1.3%	Oil and gas

Verizon Communications, Inc.	1.2%	Regional Bells

Wachovia Corp.	1.0%	Banking

Microsoft Corp.	0.9%	Software

Not owning shares of oil services company Schlumberger Ltd. detracted from the fund’s relative performance. This company offers a multitude of informational services to oil companies, including project management, technical solutions, measuring, imaging, and monitoring of oil wells for the purposes of exploration and production. We had focused on other companies in this industry that we considered more attractive; while those companies did deliver gains, they did not perform as well as Schlumberger did.

The fund’s overweight position in Lennar Corp., a homebuilding company, dampened performance relative to the benchmark. Shares of Lennar lagged, reflecting the softening in the U.S. housing market. However, we believe Lennar is uniquely positioned to weather a period of weak demand for housing. The company’s strong balance sheet has ample liquidity that may enable it to acquire assets that less savvy homebuilding companies will be forced to sell. Even though the mortgage market is still unraveling, we think that homebuilders, as a group, may have hit their bottom and valuations are, in our opinion, becoming attractive. Consequently, we expect to maintain the Lennar position and are emphasizing other companies from this area as well.

Shares of investment banker and broker/dealer Bear Stearns tumbled during the period, as two hedge funds it managed imploded under the weight of the subprime mortgage debacle. Over the longer term, brokers in general benefited greatly from their involvement in mortgage derivatives, leveraged buyout activity, private equity, and hedge fund trading. However, all of these areas concern us at this time, and we are reassessing our positions, based on recent data. During the period, we reduced the fund’s position in Bear Stearns to an underweight relative to the fund’s equity benchmark.

Another stock that did not meet our expectations during the period was Circuit City. For some time, we have exercised caution when selecting companies that rely upon consumer discretionary purchases, because we believed consumer spending would weaken. In our view, shares of Circuit City had become quite undervalued and were poised to turn around. We consequently established a position, but the stock price had not delivered any significant gains by the end of the period. We are currently maintaining this position because we believe the company has the potential to recover in the coming months.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Effective in May 2007, The George Putnam Fund of Boston increased its quarterly dividend, from $0.1140 to $0.1180 per class A share. This change reflects the higher yields and greater interest income earned by the fund, particularly in its fixed-income portfolio.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The market has experienced a great deal of volatility in recent months. As a reminder, The George Putnam Fund of Boston includes bonds to limit volatility within the portfolio, and value stocks, which take advantage of opportunities that arise when market volatility is high. For example, as contrarian value seekers, we have taken profits in the strongest areas of the market and are looking for entry points to buy stocks and bonds in market segments that have fallen out of favor. While we remain concerned about the financials sector, we are looking for opportune moments to increase exposure to banks and insurance companies that have been hurt by holding mortgage-related debt.

Although we have taken profits in outperforming sectors, we believe that the emerging markets will continue to drive demand for basic materials, machinery, energy, and capital goods, and so we have maintained the fund’s overweight positions in those areas. In our view, corporate balance sheets appear to be healthy and we anticipate capital spending will continue to be robust in coming months.

Another trend we are monitoring closely is a reduction in the supply of equity following record levels of privatization. Private equity buyers have scooped up publicly held companies, causing the biggest retirement of publicly-held corporate equity in 100 years. Under these conditions, we believe professional, active fund management is a valuable advantage, as are the benefits of experienced fundamental researchers and securities analysts.

As always, we are committed to helping you achieve your financial goals. The George Putnam Fund of Boston is a balanced fund with broad exposure to stocks and bonds. We adhere to a disciplined, conservative investment approach intended to limit volatility and provide the potential for attractive long-term total returns.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.36%	9.28%	8.33%	8.33%	8.54%	8.54%	8.61%	8.56%	9.09%	9.42%

10 years	73.08	64.00	60.58	60.58	60.47	60.47	64.73	59.39	68.86	77.46
Annual average	5.64	5.07	4.85	4.85	4.84	4.84	5.12	4.77	5.38	5.90

5 years	51.65	43.71	46.03	44.03	45.99	45.99	47.97	43.16	49.82	53.61
Annual average	8.68	7.52	7.87	7.57	7.86	7.86	8.15	7.44	8.42	8.96

3 years	27.86	21.12	25.05	22.05	24.98	24.98	25.97	21.90	26.90	28.82
Annual average	8.54	6.60	7.74	6.87	7.72	7.72	8.00	6.82	8.26	8.81

1 year	10.99	5.15	10.15	5.18	10.16	9.17	10.42	6.81	10.76	11.24

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,058 and $16,047, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,939 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,886 and $17,746, respectively.

Comparative index returns For periods ended 7/31/07

			George Putnam Blended
			Index (60% S&P 500/
			Citigroup Value Index
	S&P 500/Citigroup	Lehman Aggregate	and 40% Lehman	Lipper Balanced Funds
	Value Index	Bond Index	Aggregate Bond Index)	category average†

Annual average
(life of fund)	—*	—*	—*	—*

10 years	102.60%	76.11%	98.46%	75.29%
Annual average	7.32	5.82	7.09	5.65

5 years	96.11	24.06	65.70	54.28
Annual average	14.42	4.41	10.63	9.01

3 years	53.26	12.25	35.96	30.14
Annual average	15.30	3.93	10.78	9.15

1 year	15.82	5.58	11.78	12.07

Index and Lipper results should be compared to fund performance at net asset value.

* The benchmarks were not in existence at the time of the fund’s inception. The S&P 500/Citigroup Value Index commenced 6/30/95. The Lehman Aggregate Bond Index commenced 12/31/75. The George Putnam Blended Index commenced 6/30/95. The Lipper Balanced Funds category average commenced 12/31/59.

† Over the 1-, 3-, 5-, and 10-year periods ended 7/31/07, there were 765, 581, 421, and 225 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.524		$0.375	$0.384	$0.431		$0.480	$0.571

Capital gains

Long-term	1.242		1.242	1.242	1.242		1.242	1.242

Short-term	0.291		0.291	0.291	0.291		0.291	0.291

Total	$2.057		$1.908	$1.917	$1.964		$2.013	$2.104

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/06	$18.21	$19.22	$18.02	$18.09	$18.02	$18.63	$18.15	$18.26

7/31/07	18.10	19.10	17.90	17.97	17.89	18.49	18.04	18.15

Current yield (end of period)

Current dividend rate[1]	2.61%	2.47%	1.79%	1.85%	2.12%	2.06%	2.37%	2.87%

Current 30-day SEC yield[2,3]
(with expense limitation)	2.76	2.61	1.99	1.99	2.25	2.17	2.50	3.02

Current 30-day SEC yield[3]
(without expense limitation)	2.75	2.61	1.98	1.98	2.24	2.17	2.49	3.01

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.41%	9.33%	8.39%	8.39%	8.59%	8.59%	8.66%	8.61%	9.14%	9.47%

10 years	86.42	76.65	72.97	72.97	72.91	72.91	77.55	71.80	81.86	91.23
Annual average	6.43	5.85	5.63	5.63	5.63	5.63	5.91	5.56	6.16	6.70

5 years	47.33	39.59	41.91	39.91	41.98	41.98	43.80	39.11	45.58	49.24
Annual average	8.06	6.90	7.25	6.95	7.26	7.26	7.54	6.82	7.80	8.34

3 years	29.41	22.62	26.57	23.57	26.58	26.58	27.52	23.38	28.46	30.38
Annual average	8.97	7.03	8.17	7.31	8.17	8.17	8.44	7.25	8.71	9.25

1 year	15.00	8.96	14.11	9.11	14.17	13.17	14.47	10.74	14.72	15.25

Fund’s annual operating expenses For the fiscal year ended 7/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	0.96%	1.71%	1.71%	1.46%	1.21%	0.71%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from February 1, 2007, to July 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.82	$ 8.53	$ 8.53	$ 7.29	$ 6.06	$ 3.58

Ending value (after expenses)	$1,004.20	$1,000.30	$1,000.00	$1,001.20	$1,002.90	$1,005.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2007, use the calculation method below. To find the value of your investment on February 1, 2007, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 02/01/2007 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.86	$ 8.60	$ 8.60	$ 7.35	$ 6.11	$ 3.61

Ending value (after expenses)	$1,019.98	$1,016.27	$1,016.27	$1,017.50	$1,018.74	$1,021.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	0.97%	1.72%	1.72%	1.47%	1.22%	0.72%

Average annualized expense ratio for Lipper peer group†	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

The George Putnam Fund of Boston	144%*	117%*	169%*	166%	121%†‡

Lipper Balanced Funds category average	68%	70%	72%	74%	81%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 7/31/07.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

‡ Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader of the fund. Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2007, and July 31, 2006.

Trustee and Putnam employee fund ownership

As of July 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 951,000	$ 92,000,000

Putnam employees	$7,068,000	$446,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of the three Putnam Asset Allocation Funds, Putnam Income Strategies Fund, and the ten Putnam RetirementReady® Funds.

Raman Srivastava is also a Portfolio Member of Putnam Global Income Trust and Putnam Income Fund.

Jeanne Mockard, Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your Portfolio Leader and Portfolio Members did not change during the year ended July 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Standard and Poor’s 500/Citigroup Value Index and 40% of which is the Lehman Aggregate Bond Index.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500/Citigroup Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 28th percentile in management fees and in the 17th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

8th	46th	42nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 729, 560, and 405 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process. The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Balanced Funds category for the one-, five- and ten-year periods ended June 30, 2007 were 38%, 60%, and 49%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 284th out of 763, 247th out of 415, and 107th out of 220 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The George Putnam Fund of Boston:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the “fund”) at July 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 12, 2007

The fund’s portfolio 7/31/07

COMMON STOCKS (57.2%)*

	Shares	Value

Banking (5.8%)
Bank of America Corp. (S)	2,133,900	$101,189,538
BB&T Corp.	134,000	5,014,280
Marshall & Ilsley Corp.	118,900	4,899,869
National City Corp.	283,400	8,329,126
PNC Financial Services Group	501,600	33,431,640
U.S. Bancorp	290,200	8,691,490
Wachovia Corp. (S)	900,600	42,517,326
Washington Mutual, Inc. (S)	127,800	4,796,334
Wells Fargo & Co.	1,080,400	36,485,108
		245,354,711

Basic Materials (3.6%)
Bemis Co., Inc.	160,000	4,715,200
Cabot Corp.	148,200	5,984,316
Dow Chemical Co. (The)	535,400	23,279,192
E.I. du Pont de Nemours & Co. (S)	187,300	8,752,529
Freeport-McMoRan Copper &
Gold, Inc. Class B (S)	170,592	16,032,236
Lubrizol Corp. (The)	179,900	11,272,534
Nucor Corp.	402,300	20,195,460
Rohm & Haas Co.	160,100	9,048,852
Sonoco Products Co.	676,300	24,799,921
Steel Dynamics, Inc. (S)	252,900	10,604,097
United States Steel Corp. (S)	181,800	17,869,122
		152,553,459

Capital Goods (4.3%)
Autoliv, Inc. (Sweden)	46,200	2,583,966
Boeing Co. (The) (S)	150,000	15,514,500
Caterpillar, Inc.	264,800	20,866,240
Cummins, Inc.	46,800	5,555,160
Eaton Corp.	59,900	5,821,082
General Dynamics Corp.	87,500	6,874,000
L-3 Communications Holdings, Inc.	146,000	14,243,760
Lockheed Martin Corp. (S)	351,400	34,605,872
Northrop Grumman Corp.	229,700	17,480,170
Pactiv Corp. †	482,400	15,248,664
Parker-Hannifin Corp.	101,700	10,035,756
Raytheon Co.	443,900	24,574,304
Waste Management, Inc.	243,300	9,252,699
		182,656,173

Communication Services (4.2%)
ALLTEL Corp.	168,600	11,119,170
AT&T, Inc.	2,054,182	80,441,767
CenturyTel, Inc.	320,400	14,696,748
Embarq Corp.	237,700	14,687,483
Qwest Communications
International, Inc. †	721,000	6,150,130
Verizon Communications, Inc.	1,150,000	49,013,000
		176,108,298

Conglomerates (2.6%)
Danaher Corp.	153,000	11,426,040
General Electric Co. (S)	1,764,800	68,403,648
Honeywell International, Inc.	308,100	17,718,831
Tyco International, Ltd.	295,412	13,970,033
		111,518,552

COMMON STOCKS (57.2%)* continued

	Shares	Value
Consumer Cyclicals (4.0%)
AutoZone, Inc. †	43,400	$5,503,554
Barnes & Noble, Inc.	257,100	8,625,705
Big Lots, Inc. † (S)	415,800	10,752,588
Black & Decker Manufacturing Co.	52,700	4,562,239
Carnival Corp. (S)	175,300	7,767,543
Circuit City Stores-Circuit City Group	712,200	8,475,180
Gannett Co., Inc. (S)	258,700	12,909,130
Gap, Inc. (The)	293,600	5,049,920
KB Home (S)	231,900	7,376,739
Lennar Corp. (S)	399,300	12,242,538
Macy’s, Inc.	236,000	8,512,520
Mattel, Inc.	209,700	4,804,227
NVR, Inc. † (S)	39,409	22,797,318
OfficeMax, Inc.	95,000	3,123,600
Regal Entertainment Group Class A (S)	883,400	18,895,926
Sears Holdings Corp. †	61,600	8,426,264
Walt Disney Co. (The)	632,900	20,885,700
		170,710,691

Consumer Staples (4.0%)
Altria Group, Inc.	417,100	27,724,637
Anheuser-Busch Cos., Inc.	65,700	3,204,189
Clorox Co.	164,300	9,933,578
Colgate-Palmolive Co.	218,700	14,434,200
General Mills, Inc.	332,900	18,515,898
H.J. Heinz Co.	268,000	11,727,680
Kimberly-Clark Corp.	79,400	5,341,238
Kraft Foods, Inc. Class A	288,643	9,453,058
Kroger Co.	234,300	6,082,428
Loews Corp. - Carolina Group	42,600	3,228,654
McDonald’s Corp.	66,400	3,178,568
Newell Rubbermaid, Inc.	448,300	11,857,535
Pepsi Bottling Group, Inc. (The)	429,400	14,367,724
Procter & Gamble Co. (The)	250,000	15,465,000
Time Warner, Inc. (S)	659,700	12,705,822
		167,220,209

Energy (3.5%)
Chevron Corp. (S)	284,800	24,282,048
ConocoPhillips	682,900	55,205,636
Devon Energy Corp.	75,500	5,633,055
ENSCO International, Inc.	102,000	6,229,140
Exxon Mobil Corp.	127,300	10,837,049
Marathon Oil Corp.	267,100	14,743,920
Pride International, Inc. †	272,900	9,565,145
Sunoco, Inc.	61,400	4,096,608
Tesoro Corp. (S)	117,000	5,826,600
Valero Energy Corp. (S)	186,600	12,504,066
		148,923,267

Financial (5.7%)
AMBAC Financial Group, Inc.	42,600	2,860,590
Chubb Corp. (The)	156,000	7,863,960
Citigroup, Inc. #	2,181,100	101,573,827
Hospitality Properties Trust (R) (S)	189,900	7,284,564
HRPT Properties Trust (R)	710,400	6,642,240
JPMorgan Chase & Co.	1,574,700	69,302,547
Lehman Brothers Holdings, Inc. (S)	137,700	8,537,400

COMMON STOCKS (57.2%)* continued

	Shares	Value

Financial continued
Lincoln National Corp.	213,900	$12,902,448
MetLife, Inc.	184,700	11,122,634
Radian Group, Inc.	113,800	3,836,198
Travelers Cos., Inc. (The)	166,500	8,454,870
		240,381,278

Health Care (4.7%)
Aetna, Inc.	115,200	5,537,664
AmerisourceBergen Corp.	302,900	14,269,619
Boston Scientific Corp. †	587,500	7,725,625
Bristol-Myers Squibb Co.	179,900	5,110,959
Coventry Health Care, Inc. †	127,600	7,121,356
Covidien, Ltd. (Bermuda) †	295,412	12,097,121
King Pharmaceuticals, Inc. †	418,400	7,116,984
McKesson Corp.	418,200	24,155,232
Merck & Co., Inc.	756,000	37,535,400
Pfizer, Inc.	1,380,800	32,462,608
WellCare Health Plans, Inc. †	226,100	22,894,886
WellPoint, Inc. †	311,600	23,407,392
		199,434,846

Insurance (1.1%)
Allstate Corp. (The)	231,300	12,293,595
Everest Re Group, Ltd. (Barbados)	41,000	4,028,250
Genworth Financial, Inc. Class A	355,560	10,851,691
Hartford Financial Services
Group, Inc. (The)	46,554	4,276,916
Prudential Financial, Inc.	128,600	11,397,818
W.R. Berkley Corp.	178,800	5,260,296
		48,108,566

Investment Banking/Brokerage (1.8%)
Bear Stearns Cos., Inc. (The)	21,600	2,618,352
Goldman Sachs Group, Inc. (The)	109,900	20,698,566
Merrill Lynch & Co., Inc. (S)	302,600	22,452,920
Morgan Stanley	492,100	31,430,427
		77,200,265

Real Estate (0.8%)
Apartment Investment &
Management Co. Class A (R)	94,700	4,001,075
CBL & Associates Properties (R)	362,000	11,544,180
General Growth
Properties, Inc. (R) (S)	170,800	8,194,984
Taubman Centers, Inc. (R)	175,600	8,444,604
		32,184,843

Technology (6.3%)
Accenture, Ltd. Class A (Bermuda)	558,500	23,529,605
Apple Computer, Inc. †	108,600	14,309,136
Applied Materials, Inc. (S)	786,600	17,336,664
Atmel Corp. †	1,515,500	8,168,545
Computer Sciences Corp. † (S)	186,100	10,362,048
Convergys Corp. †	542,800	10,340,340
Electronic Data Systems Corp.	710,700	19,181,793
Hewlett-Packard Co.	1,369,500	63,038,085
IBM Corp.	130,800	14,473,020
Intel Corp.	368,300	8,699,246

COMMON STOCKS (57.2%)* continued

	Shares	Value

Technology continued
Lexmark International, Inc.
Class A †	189,500	$7,492,830
Microsoft Corp.	1,325,600	38,429,144
National Semiconductor Corp.	111,000	2,884,890
Sun Microsystems, Inc. †	1,611,900	8,220,690
Tyco Electronics, Ltd. †	295,412	10,581,658
Xerox Corp. †	456,800	7,975,728
		265,023,422

Transportation (1.6%)
AMR Corp. † (S)	464,400	11,461,392
UAL Corp. †	511,100	22,559,954
Union Pacific Corp.	53,800	6,409,732
US Airways Group, Inc. †	909,000	28,188,090
		68,619,168

Utilities & Power (3.2%)
Alliant Energy Corp. (S)	90,300	3,336,585
DTE Energy Co.	136,900	6,349,422
Duke Energy Corp. (S)	688,700	11,728,561
Edison International	313,700	16,591,593
Entergy Corp.	51,400	5,137,944
FirstEnergy Corp.	440,800	26,778,600
FPL Group, Inc.	90,400	5,218,792
NiSource, Inc.	524,000	9,992,680
Pepco Holdings, Inc. (S)	123,400	3,340,438
PG&E Corp. (S)	641,750	27,473,318
Progress Energy, Inc.	115,400	5,038,364
Sempra Energy	87,000	4,586,640
Wisconsin Energy Corp.	223,500	9,594,855
		135,167,792

Total common stocks (cost $2,106,310,852)		$2,421,165,540

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (17.8%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.8%)
Government National Mortgage
Association Pass-Through Certificates
6 1/2s, June 20, 2037 ##	$ 4,691,319	$4,773,967
6 1/2s, TBA, September 1, 2037	12,000,000	12,185,626
6 1/2s, TBA, August 1, 2037	16,800,000	17,086,124
		34,045,717

U.S. Government Agency Mortgage Obligations (17.0%)
Federal Home Loan
Mortgage Corporation
8 3/4s, with due dates from
May 1, 2009 to June 1, 2009	72,903	73,814
Federal Home Loan Mortgage
Corporation Pass-Through Certificates
6s, with due dates from
September 1, 2021 to March 1, 2035	67,915	67,922
5 1/2s, with due dates from
June 1, 2035 to June 1, 2035	2,272,263	2,204,365
5 1/2s, July 1, 2016	363,609	364,466

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (17.8%)*

continued

	Principal amount	Value

U.S. Government Agency Mortgage Obligations continued
Federal National Mortgage Association
Pass-Through Certificates
11s, with due dates from
October 1, 2015 to
March 1, 2016	$ 6,666	$7,236
9s, with due dates from
January 1, 2027 to July 1, 2032	213,958	232,093
8 3/4s, July 1, 2009	1,852	1,873
8s, with due dates from
August 1, 2026 to July 1, 2033	924,310	949,996
7 1/2s, with due dates from
October 1, 2025 to July 1, 2033	577,187	606,896
7s, with due dates from
February 1, 2033 to January 1, 2036	4,436,118	4,580,735
7s, with due dates from November 1,
2007 to February 1, 2017	772,782	794,177
6 1/2s, December 1, 2034	16,256	16,511
6 1/2s, with due dates from
July 1, 2010 to May 1, 2011	174,023	177,046
6 1/2s, TBA, August 1, 2037	122,300,000	123,551,667
6s, with due dates from
June 1, 2037 to July 1, 2037	146,644	145,344
6s, with due dates from October 1,
2011 to September 1, 2021	1,449,528	1,459,054
6s, TBA, August 1, 2037	72,800,000	72,123,186
5 1/2s, with due dates from
April 1, 2036 to March 1, 2037	11,336,710	10,966,503
5 1/2s, with due dates from
April 1, 2009 to August 1, 2021	427,180	423,034
5 1/2s, TBA, August 1, 2037	51,000,000	49,250,858
5 1/2s, TBA, August 1, 2022	89,300,000	88,211,656
5s, with due dates from
June 1, 2021 to May 1, 2036	19,252,662	18,118,398
5s, April 1, 2021	227,235	220,454
4 1/2s, with due dates from
April 1, 2020 to July 1, 2022	19,802,292	18,913,639
4 1/2s, TBA, August 1, 2022	339,100,000	323,072,235
4s, with due dates from
May 1, 2019 to August 1, 2020	797,477	741,914
		717,275,072

Total U.S. government and agency
mortgage obligations (cost $747,816,516)		$751,320,789

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)*

	Principal amount	Value

Amresco Commercial
Mortgage Funding I 144A
Ser. 97-C1, Class G, 7s, 2029	$81,831	$81,831
Ser. 97-C1, Class H, 7s, 2029	664,000	662,005
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 7.866s, 2029	2,119,000	2,252,043
FRB Ser. 97-D5, Class A5,
7.166s, 2043	325,000	345,277

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Banc of America Commercial
Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036 $	950,000	$988,492
Ser. 06-4, Class A4, 5.634s, 2046	3,420,000	3,408,513
Ser. 06-5, Class A4, 5.414s, 2047	4,233,000	4,150,384
Ser. 04-3, Class A5, 5.303s, 2039	4,690,000	4,679,729
FRB Ser. 05-1, Class A5, 5.12s, 2042	252,000	246,563
Ser. 07-1, Class XW, Interest Only
(IO), 0.292s, 2049	17,097,240	390,775
Ser. 06-1, Class XC, IO, 0.046s, 2045	40,950,498	288,209
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	715,000	723,168
Ser. 02-PB2, Class XC, IO,
0.198s, 2035	9,241,881	168,592
Ser. 04-4, Class XC, IO,
0.135s, 2042	31,357,417	496,810
Ser. 04-5, Class XC, IO,
0.105s, 2041	49,210,442	647,537
Ser. 05-1, Class XW, IO,
0.087s, 2042	267,550,514	926,727
Ser. 05-4, Class XC, IO,
0.06s, 2045	82,811,640	594,137
Ser. 06-5, Class XC, IO,
0.049s, 2016	75,703,410	1,178,016
Banc of America Large Loan
FRB Ser. 04-BBA4, Class
H, 6.27s, 2018	142,000	142,065
FRB Ser. 04-BBA4, Class
G, 6.02s, 2018	449,000	449,024
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K,
7.32s, 2022	496,000	494,903
FRB Ser. 05-MIB1, Class J,
6.37s, 2022	1,400,000	1,401,512
Ser. 03-BBA2, Class X1A, IO,
0.175s, 2015 (F)	4,621,138	—
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO,
0.358s, 2034	12,728,176	39,280
Ser. 05-E, Class 2, IO, 0.306s, 2035	34,071,990	184,377
IFB Ser. 06-2, Class A4, IO,
0.08s, 2036	2,560,360	23,930
Banc of America Structured
Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	1,692,777	1,691,489
Bayview Commercial
Asset Trust 144A
FRB Ser. 05-1A, Class A1,
5.62s, 2035	1,450,543	1,451,704
Ser. 04-2, IO, 1.72s, 2034	6,990,005	464,180
Ser. 05-1A, IO, 1.6s, 2035	6,174,948	446,478
Ser. 04-3, IO, 1.6s, 2035	4,839,401	331,575
Ser. 07-2A, IO, 1.3s, 2037	15,682,968	2,242,664
Ser. 07-1, Class S, IO, 1.211s, 2037	13,704,675	1,761,033
Ser. 06-4A, Class IO, IO,
1.14s, 2036	2,286,689	316,249
Ser. 06-2A, IO, 0.879s, 2036	3,120,849	280,339
Ser. 05-3A, IO, 0.775s, 2035	18,490,270	1,493,485

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 5.432s, 2034	$ 463,949	$462,365
Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F,
8.452s, 2032	456,000	497,744
Ser. 04-PR3I, Class X1, IO,
0.102s, 2041	14,680,908	292,664
Ser. 05-PWR9, Class X1, IO,
0.079s, 2042	41,136,538	407,169
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-BBA7, Class X1A, IO,
1.756s, 2019	28,155,600	151,243
Ser. 06-PW14, Class XW, IO,
0.691s, 2038	18,210,577	887,054
Ser. 06-PW14, Class X1, IO,
0.047s, 2038	19,583,850	351,133
Ser. 07-PW15, Class X1, IO,
0.043s, 2044	64,484,528	804,270
Ser. 05-PW10, Class X1, IO,
0.032s, 2040	64,056,501	289,625
Ser. 07-PW16, Class X, IO,
0.022s, 2040	143,955,665	165,117
Bear Stearns Small Balance
Commercial Trust 144A Ser. 06-1A,
Class AIO, IO, 1s, 2034	9,307,000	147,966
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	553,000	577,141
Chase Commercial
Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	4,600,000	4,727,505
Ser. 98-1, Class G, 6.56s, 2030	1,171,000	1,209,784
Ser. 98-1, Class H, 6.34s, 2030	1,761,000	1,547,010
Citigroup Commercial
Mortgage Trust 144A
Ser. 05-C3, Class XC, IO,
0.094s, 2043	116,943,465	1,224,252
Ser. 06-C5, Class XC, IO,
0.049s, 2049	123,267,747	1,791,234
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO,
0.378s, 2049	26,715,000	729,445
Ser. 06-CD2, Class X, IO,
0.087s, 2046	76,465,214	439,063
Ser. 07-CD4, Class XC, IO,
0.041s, 2049	89,338,000	858,482
Commercial Mortgage
Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	2,013,000	2,048,635
Ser. 98-C2, Class F, 5.44s, 2030	3,255,000	3,228,750
Commercial Mortgage
Pass-Through Certificates 144A
FRB Ser. 01-J2A, Class A2F,
5.82s, 2034	1,590,000	1,590,000
Ser. 06-CN2A, Class H, 5.57s, 2019	939,000	931,921

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Commercial Mortgage
Pass-Through Certificates 144A
Ser. 06-CN2A, Class J, 5.57s, 2019	$ 751,000	$743,050
Ser. 03-LB1A, Class X1, IO,
0.436s, 2038	8,976,513	353,800
Ser. 05-C6, Class XC, IO, 0.059s,
2044	67,213,962	475,203
Ser. 05-LP5, Class XC, IO, 0.057s,
2043	71,563,670	668,118
Ser. 06-C8, Class XS, IO, 0.045s,
2046	57,708,172	732,605
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO,
2.355s, 2046	6,534,929	236,891
Ser. 05-24, Class IIAX, IO,
1.893s, 2035	10,983,838	260,734
Ser. 05-24, Class 1AX, IO, 1.217s,
2035	13,351,807	237,462
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036	17,984,704	56,202
Credit Suisse Mortgage Capital
Certificates Ser. 06-C5,
Class AX, IO, 0.066s, 2039	36,702,824	612,203
Credit Suisse Mortgage
Capital Certificates 144A
Ser. 07-C2, Class AX, IO,
0.11s, 2049	122,005,214	1,324,855
Ser. 07-C1, Class AX, IO,
0.052s, 2040	80,775,995	833,043
Ser. 06-C3, Class AX, IO,
0.024s, 2038	103,005,952	96,620
CRESI Finance Limited
Partnership 144A
FRB Ser. 06-A, Class D, 6.12s, 2017	232,000	231,999
FRB Ser. 06-A, Class C, 5.92s, 2017	688,000	687,791
Criimi Mae Commercial Mortgage
Trust 144A Ser. 98-C1, Class B,
7s, 2033	3,385,000	3,390,755
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	2,903,000	2,884,333
CS First Boston Mortgage
Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,239,000	1,340,183
Ser. 04-C2, Class A2, 5.416s, 2036	5,070,000	4,943,808
FRB Ser. 04-C3, Class A5,
5.113s, 2036	92,000	88,002
Ser. 04-C3, Class A3, 4.302s, 2036	196,000	191,310
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class J,
6.27s, 2020	259,000	258,998
FRB Ser. 04-TF2A, Class J,
6.27s, 2016	313,000	312,952
FRB Ser. 05-TF2A, Class J,
6.22s, 2020	1,237,000	1,237,096
FRB Ser. 04-TF2A, Class H,
6.02s, 2019	627,000	626,996
Ser. 01-CK1, Class AY, IO,
0.775s, 2035	67,907,000	1,350,182

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

CS First Boston Mortgage
Securities Corp. 144A
Ser. 03-C3, Class AX, IO,
0.762s, 2038	$ 60,006,280	$2,343,173
Ser. 02-CP3, Class AX, IO,
0.358s, 2035	20,895,854	805,533
Ser. 04-C4, Class AX, IO,
0.189s, 2039	11,693,544	264,017
Ser. 05-C2, Class AX, IO,
0.114s, 2037	76,082,278	1,120,464
DLJ Commercial
Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	2,184,994	2,296,795
Ser. 99-CG2, Class B3, 6.1s, 2032	1,752,000	1,749,532
Ser. 99-CG2, Class B4, 6.1s, 2032	2,785,000	2,773,611
Ser. 98-CF2, Class B3, 6.04s, 2031	814,188	822,876
Fannie Mae
Ser. 03-W6, Class PT1,
10.031s, 2042	234,507	251,019
IFB Ser. 06-70, Class SM,
9.605s, 2036	399,269	431,069
Ser. 02-T12, Class A4, 9 1/2s, 2042	209,969	220,771
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,178,321	1,237,962
Ser. 02-T6, Class A3, 9 1/2s, 2041	425,307	446,284
Ser. 04-T3, Class PT1, 9.136s, 2044	599,520	641,087
IFB Ser. 06-62, Class PS, 7.98s, 2036	1,530,808	1,660,443
IFB Ser. 05-37, Class SU, 7.92s,2035	2,686,823	2,862,641
IFB Ser. 06-49, Class SE, 7.72s, 2036	2,660,031	2,818,303
IFB Ser. 06-76, Class QB,
7.68s, 2036	1,642,493	1,777,333
IFB Ser. 06-79, Class PS, 7.68s, 2036	847,403	926,762
IFB Ser. 06-48, Class TQ,
7.68s, 2036	2,949,338	3,129,090
IFB Ser. 06-60, Class AK,
7.52s, 2036	1,282,605	1,329,756
Ser. 02-26, Class A2, 7 1/2s, 2048	1,918,100	1,999,750
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	57,789	60,599
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	896,869	940,493
Ser. 03-W1, Class 2A, 7 1/2s, 2042	1,702,245	1,772,983
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,252,860	1,307,172
Ser. 02-T12, Class A3, 7 1/2s, 2042	343,741	357,152
Ser. 02-14, Class A2, 7 1/2s, 2042	689,311	717,706
Ser. 01-T10, Class A2, 7 1/2s, 2041	2,137,780	2,219,568
Ser. 02-T4, Class A3, 7 1/2s, 2041	374,351	388,836
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,855,527	1,924,496
Ser. 01-T3, Class A1, 7 1/2s, 2040	318,811	330,979
Ser. 01-T1, Class A1, 7 1/2s, 2040	695,567	721,421
Ser. 99-T2, Class A1, 7 1/2s, 2039	195,415	205,066
Ser. 03-W10, Class 1A1,
7 1/2s, 2032	819,469	853,009
Ser. 02-T1, Class A3, 7 1/2s, 2031	567,151	590,363
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,664,677	1,731,410
Ser. 01-T5, Class A3, 7 1/2s, 2030	198,565	206,237
Ser. 01-T4, Class A1, 7 1/2s, 2028	3,928,080	4,127,489
IFB Ser. 06-63, Class SP, 7.38s, 2036	1,786,338	1,891,080
IFB Ser. 06-60, Class TK, 7.32s, 2036	870,686	899,319
IFB Ser. 06-104, Class GS,
7.046s, 2036	1,086,604	1,135,067

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value
Fannie Mae
Ser. 02-26, Class A1, 7s, 2048	$ 1,234,154	$1,272,320
Ser. 04-T3, Class 1A3, 7s, 2044	567,647	588,027
Ser. 03-W3, Class 1A2, 7s, 2042	578,556	596,762
Ser. 02-T16, Class A2, 7s, 2042	1,184,389	1,221,470
Ser. 02-14, Class A1, 7s, 2042	108,276	111,448
Ser. 02-T4, Class A2, 7s, 2041	681,707	701,072
Ser. 01-W3, Class A, 7s, 2041	419,510	433,194
Ser. 04-W1, Class 2A2, 7s, 2033	5,944,398	6,155,193
IFB Ser. 06-104, Class ES,
6.85s, 2036	2,037,536	2,128,025
Ser. 371, Class 2, IO, 6 1/2s, 2036	18,319,110	4,848,120
IFB Ser. 07-1, Class NK,
6.49s, 2037	4,161,373	4,356,562
IFB Ser. 07-81, Class SC,
5.88s, 2037	1,361,000	1,332,100
IFB Ser. 06-104, Class CS,
5.76s, 2036	2,128,831	2,057,094
IFB Ser. 05-74, Class SK,
5 1/2s, 2035	2,856,762	2,822,460
IFB Ser. 05-74, Class CS,
5.39s, 2035	1,767,602	1,732,185
IFB Ser. 06-115, Class ES,
5.28s, 2036	1,660,692	1,680,474
IFB Ser. 05-74, Class CP,
5.243s, 2035	1,549,929	1,540,749
IFB Ser. 07-30, Class FS,
5.187s, 2037	4,039,307	3,844,539
IFB Ser. 05-57, Class CD,
5.175s, 2035	1,387,735	1,375,625
IFB Ser. 06-8, Class PK, 5.12s, 2036	2,827,842	2,670,192
IFB Ser. 06-27, Class SP, 5.06s, 2036	2,143,000	2,122,885
IFB Ser. 06-8, Class HP, 5.06s, 2036	2,433,015	2,389,108
IFB Ser. 06-8, Class WK, 5.06s, 2036	3,840,082	3,741,859
IFB Ser. 05-106, Class US,
5.06s, 2035	3,730,521	3,689,575
IFB Ser. 05-99, Class SA,
5.06s, 2035	1,844,949	1,810,470
IFB Ser. 05-115, Class NQ,
4.988s, 2036	880,648	835,365
IFB Ser. 05-114, Class SP,
4.95s, 2036	1,065,174	1,006,323
IFB Ser. 05-45, Class DA,
4.913s, 2035	2,922,760	2,854,144
IFB Ser. 05-74, Class DM,
4.877s, 2035	3,553,445	3,446,040
IFB Ser. 05-45, Class DC,
4.803s, 2035	2,279,722	2,216,847
IFB Ser. 06-60, Class CS,
4.583s, 2036	797,470	721,651
IFB Ser. 05-57, Class DC,
4.485s, 2034	2,422,566	2,386,502
IFB Ser. 05-45, Class PC,
4.29s, 2034	1,268,742	1,243,167
IFB Ser. 05-95, Class CP,
4.089s, 2035	283,241	274,208
IFB Ser. 05-95, Class OP,
3.923s, 2035	1,046,000	937,468

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-106, Class JC,
3.628s, 2035	$ 729,800	$639,756
IFB Ser. 05-72, Class SB,
3.575s, 2035	1,863,444	1,714,838
IFB Ser. 05-83, Class QP,
3.562s, 2034	622,720	563,176
IFB Ser. 02-36, Class QH, IO,
2.73s, 2029	6,972	11
IFB Ser. 07-W6, Class 6A2, IO,
2.48s, 2037	2,353,189	157,363
IFB Ser. 06-90, Class SE, IO,
2.48s, 2036	2,243,114	230,036
IFB Ser. 03-66, Class SA, IO,
2.33s, 2033	3,088,257	241,769
Ser. 03-W12, Class 2, IO,
2.231s, 2043	8,104,589	484,260
IFB Ser. 07-W6, Class 5A2, IO,
1.97s, 2037	3,045,207	189,757
IFB Ser. 07-W4, Class 4A2, IO,
1.96s, 2037	13,915,861	851,871
IFB Ser. 07-W2, Class 3A2, IO,
1.96s, 2037	4,188,652	254,037
Ser. 03-W10, Class 1, IO,
1.934s, 2043	25,318,893	1,280,485
Ser. 03-W10, Class 3, IO,
1.931s, 2043	6,366,405	327,626
IFB Ser. 05-113, Class AI, IO,
1.91s, 2036	722,004	51,518
IFB Ser. 05-113, Class DI, IO,
1.91s, 2036	23,321,701	1,487,333
IFB Ser. 05-52, Class DC, IO,
1.88s, 2035	1,780,462	173,932
IFB Ser. 06-60, Class SI, IO,
1.83s, 2036	4,063,201	306,907
IFB Ser. 04-24, Class CS, IO,
1.83s, 2034	4,297,925	298,464
IFB Ser. 03-122, Class SA, IO,
1.78s, 2028	5,711,021	283,050
IFB Ser. 03-122, Class SJ, IO,
1.78s, 2028	6,011,674	303,371
IFB Ser. 06-60, Class DI, IO,
1 3/4s, 2035	2,142,020	124,777
IFB Ser. 04-60, Class SW, IO,
1.73s, 2034	8,000,379	600,393
IFB Ser. 05-65, Class KI, IO,
1.68s, 2035	15,902,095	909,182
Ser. 03-W8, Class 12, IO,
1.637s, 2042	25,919,046	1,234,835
IFB Ser. 07-39, Class PI, IO,
1.44s, 2037	2,607,434	145,974
IFB Ser. 07-30, Class WI, IO,
1.44s, 2037	22,373,131	1,179,767
IFB Ser. 07-W4, Class 3A2, IO,
1.43s, 2037	13,477,485	653,215
IFB Ser. 07-28, Class SE, IO,
1.43s, 2037	2,745,947	186,480
IFB Ser. 07-W2, Class 2A2, IO,
1.43s, 2037	5,602,171	295,027

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-128, Class SH, IO,
1.43s, 2037	$ 3,267,841	$177,771
IFB Ser. 06-56, Class SM, IO,
1.43s, 2036	8,052,899	440,310
IFB Ser. 06-12, Class SD, IO,
1.43s, 2035	11,645,475	746,475
IFB Ser. 05-73, Class SI, IO,
1.43s, 2035	1,715,921	89,081
IFB Ser. 05-17, Class ES, IO,
1.43s, 2035	3,539,664	211,990
IFB Ser. 05-17, Class SY, IO,
1.43s, 2035	1,625,541	97,604
IFB Ser. 07-W5, Class 2A2, IO,
1.42s, 2037	1,297,002	54,495
IFB Ser. 07-30, Class IE, IO,
1.42s, 2037	7,222,965	515,995
IFB Ser. 06-123, Class CI, IO,
1.42s, 2037	6,257,436	406,577
IFB Ser. 06-123, Class UI, IO,
1.42s, 2037	2,750,075	167,216
IFB Ser. 05-82, Class SY, IO,
1.41s, 2035	7,208,170	365,013
IFB Ser. 05-45, Class SR, IO,
1.4s, 2035	9,889,830	497,562
IFB Ser. 07-15, Class BI, IO,
1.38s, 2037	4,646,053	277,077
IFB Ser. 06-23, Class SC, IO,
1.38s, 2036	3,747,391	229,528
IFB Ser. 05-95, Class CI, IO,
1.38s, 2035	3,912,671	239,242
IFB Ser. 05-84, Class SG, IO,
1.38s, 2035	6,600,873	419,622
IFB Ser. 05-54, Class SA, IO,
1.38s, 2035	7,049,139	348,051
IFB Ser. 05-23, Class SG, IO,
1.38s, 2035	5,267,932	316,813
IFB Ser. 05-104, Class NI, IO,
1.38s, 2035	4,551,286	270,802
IFB Ser. 05-17, Class SA, IO,
1.38s, 2035	4,583,054	276,276
IFB Ser. 05-17, Class SE, IO,
1.38s, 2035	4,949,228	294,924
IFB Ser. 05-57, Class DI, IO,
1.38s, 2035	10,814,326	580,198
IFB Ser. 05-83, Class QI, IO,
1.37s, 2035	1,044,826	72,017
IFB Ser. 05-83, Class SL, IO,
1.35s, 2035	11,685,610	639,873
Ser. 06-116, Class ES, IO,
1.33s, 2036	1,948,462	102,881
IFB Ser. 07-63, Class SB, IO,
1.33s, 2037	19,179,882	982,739
IFB Ser. 06-114, Class IS, IO,
1.33s, 2036	3,228,628	182,619
IFB Ser. 06-115, Class GI, IO,
1.32s, 2036	2,781,381	169,997
IFB Ser. 06-115, Class IE, IO,
1.32s, 2036	2,380,071	136,614

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-117, Class SA, IO,
1.32s, 2036	$ 3,656,214	$206,902
IFB Ser. 06-121, Class SD, IO,
1.32s, 2036	6,096,395	353,967
IFB Ser. 06-109, Class SG, IO,
1.31s, 2036	4,307,733	246,528
IFB Ser. 06-104, Class IM, IO,
1.3s, 2036	895,536	50,097
IFB Ser. 06-104, Class SY, IO,
1.3s, 2036	2,087,701	108,540
IFB Ser. 06-109, Class SH, IO,
1.3s, 2036	3,028,593	201,040
Ser. 06-104, Class SG, IO, 1.28s,
2036	4,037,233	204,656
IFB Ser. 07-W6, Class 4A2, IO,
1.28s, 2037	11,752,363	561,395
IFB Ser. 06-128, Class SC, IO,
1.28s, 2037	10,385,078	554,563
IFB Ser. 06-44, Class IS, IO,
1.28s, 2036	4,385,061	234,276
IFB Ser. 06-45, Class SM, IO,
1.28s, 2036	4,965,936	244,041
IFB Ser. 06-8, Class JH, IO,
1.28s, 2036	11,164,702	638,009
IFB Ser. 05-95, Class OI, IO,
1.27s, 2035	582,916	40,330
IFB Ser. 06-92, Class JI, IO,
1.26s, 2036	2,156,466	118,000
IFB Ser. 06-96, Class ES, IO,
1.26s, 2036	3,969,508	221,809
IFB Ser. 06-99, Class AS, IO,
1.26s, 2036	2,569,454	138,237
IFB Ser. 06-85, Class TS, IO,
1.24s, 2036	5,728,026	292,456
IFB Ser. 06-61, Class SE, IO,
1.23s, 2036	5,558,847	258,597
IFB Ser. 07-76, Class SA, IO,
1.22s, 2037	3,653,033	186,195
Ser. 06-94, Class NI, IO, 1.18s, 2036	1,973,979	96,581
FRB Ser. 03-W17, Class 12, IO,
1.151s, 2033	7,937,337	305,193
IFB Ser. 07-30, Class JS, IO,
1.12s, 2037	9,943,880	530,849
IFB Ser. 07-30, Class LI, IO,
1.12s, 2037	9,658,888	539,608
IFB Ser. 07-W2, Class 1A2, IO,
1.11s, 2037	15,018,159	704,894
IFB Ser. 07-W4, Class 2A2, IO,
1.1s, 2037	15,498,336	643,181
IFB Ser. 07-54, Class IA, IO, 1.09s,
2037	3,339,510	180,088
IFB Ser. 07-54, Class IB, IO,
1.09s, 2037	3,339,510	180,088
IFB Ser. 07-54, Class IC, IO,
1.09s, 2037	3,339,510	180,088
IFB Ser. 07-54, Class ID, IO,
1.09s, 2037	3,339,510	180,088

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class IE, IO,
1.09s, 2037	$ 3,339,510	$180,088
IFB Ser. 07-54, Class IF, IO,
1.09s, 2037	4,968,899	267,955
IFB Ser. 07-54, Class UI, IO,
1.09s, 2037	3,875,116	221,641
IFB Ser. 07-15, Class CI, IO,
1.06s, 2037	11,480,117	630,202
IFB Ser. 06-123, Class BI, IO,
1.06s, 2037	15,196,631	785,975
IFB Ser. 06-115, Class JI, IO,
1.06s, 2036	8,371,254	440,238
IFB Ser. 06-123, Class LI, IO,
1s, 2037	5,626,988	275,390
Ser. 03-T2, Class 2, IO,
0.821s, 2042	37,198,163	842,632
IFB Ser. 07-39, Class AI, IO,
0.8s, 2037	5,899,276	248,681
IFB Ser. 07-32, Class SD, IO,
0.79s, 2037	3,971,736	185,444
IFB Ser. 07-33, Class SD, IO,
0.79s, 2037	11,227,486	424,399
IFB Ser. 07-30, Class UI, IO,
0.78s, 2037	3,295,002	146,341
IFB Ser. 07-32, Class SC, IO,
0.78s, 2037	5,273,324	244,550
IFB Ser. 07-1, Class CI, IO,
0.78s, 2037	3,860,123	160,810
IFB Ser. 05-74, Class SE, IO,
0.78s, 2035	14,587,281	505,958
IFB Ser. 05-82, Class SI, IO,
0.78s, 2035	13,651,219	488,589
IFB Ser. 07-W4, Class 1A2, IO,
0.77s, 2037	45,161,415	1,599,569
IFB Ser. 07-W5, Class 1A2, IO,
0.76s, 2037	7,003,757	208,881
Ser. 03-W6, Class 51, IO,
0.683s, 2042	10,979,932	182,795
Ser. 03-W3, Class 2IO1, IO,
0.683s, 2042	3,446,632	66,927
IFB Ser. 05-58, Class IK, IO,
0.68s, 2035	4,317,620	208,447
Ser. 06-W3, Class 1AS, IO,
0.662s, 2046	13,802,959	444,283
Ser. 01-T12, Class IO, 0.564s, 2041	22,011,434	277,192
Ser. 03-W2, Class 1, IO,
0.47s, 2042	19,925,056	229,023
Ser. 02-T4, IO, 0.453s, 2041	7,937,757	78,934
Ser. 03-W3, Class 1, IO,
0.442s, 2042	26,369,301	231,936
Ser. 02-T1, Class IO, IO,
0.425s, 2031	21,163,349	211,211
Ser. 03-W6, Class 3, IO,
0.366s, 2042	14,646,190	148,965
Ser. 03-W6, Class 23, IO,
0.352s, 2042	15,718,747	154,659
Ser. 01-79, Class BI, IO,
0.337s, 2045	4,081,445	32,113

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W4, Class 3A, IO,
0.333s, 2042	$ 14,071,694	$134,638
FRB Ser. 06-115, Class SN,
zero %, 2036	1,301,884	1,425,627
FRB Ser. 06-104, Class EK,
zero %, 2036	363,718	371,075
Ser. 06-84, Class OP, Principal
Only (PO), zero %, 2036	50,523	48,002
Ser. 372, Class 1, PO, zero %, 2036	20,057,719	14,630,481
Ser. 367, Class 1, PO, zero %, 2036	1,109,127	776,355
Ser. 363, Class 1, PO, zero %, 2035	12,947,845	9,087,757
Ser. 04-38, Class AO, PO,
zero %, 2034	4,260,599	2,996,832
Ser. 04-61, Class CO, PO,
zero %, 2031	3,065,000	2,375,903
Ser. 07-31, Class TS, IO,
zero %, 2009	9,669,085	61,437
Ser. 07-15, Class IM, IO,
zero %, 2009	3,737,309	26,605
Ser. 07-16, Class TS, IO,
zero %, 2009 †	15,292,921	96,621
FRB Ser. 05-65, Class ER,
zero %, 2035	2,573,758	2,542,494
FRB Ser. 05-57, Class UL,
zero %, 2035	2,493,799	2,550,217
FRB Ser. 05-36, Class QA,
zero %, 2035	487,606	455,252
FRB Ser. 05-65, Class CU,
zero %, 2034	343,030	469,277
FRB Ser. 05-81, Class DF,
zero %, 2033	289,593	332,174
FRB Ser. 06-1, Class HF,
zero %, 2032	274,258	272,108
IFB Ser. 06-75, Class FY,
zero %, 2036	633,409	730,145
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	218,803	228,234
Ser. T-58, Class 4A, 7 1/2s, 2043	566,158	591,859
Ser. T-51, Class 2A, 7 1/2s, 2042	587,218	610,818
Ser. T-42, Class A5, 7 1/2s, 2042	925,171	952,834
Ser. T-60, Class 1A2, 7s, 2044	4,026,114	4,170,996
Ser. T-41, Class 2A, 7s, 2032	93,612	96,331
Ser. T-56, Class A, IO, 0.531s, 2043	9,386,743	135,991
Ser. T-56, Class 3, IO, 0.376s, 2043	11,329,768	26,058
Ser. T-56, Class 1, IO, 0.284s, 2043	14,398,330	20,158
Ser. T-56, Class 2, IO, 0.031s, 2043	13,114,808	10,492
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	4,767,183	5,039,471
First Union National Bank-Bank
of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO,
1.685s, 2033	30,826,937	1,488,760
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,726,000	2,901,512
Ser. 97-C2, Class G, 7 1/2s, 2029	832,000	899,093

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	$ 3,410,000	$3,574,021
Freddie Mac
IFB Ser. 3202, Class PS, 7.32s, 2036	1,051,410	1,109,753
IFB Ser. 3182, Class PS, 7.32s, 2032	2,311,147	2,471,399
IFB Ser. 3349, Class SA, 7.08s, 2037	5,074,000	5,164,912
IFB Ser. 3331, Class SE, 7.08s, 2037	1,288,750	1,299,962
IFB Ser. 3202, Class HM,
6.65s, 2036	682,548	706,907
IFB Ser. 3153, Class SX,
6.65s, 2036	897,743	928,047
IFB Ser. 3081, Class DC,
5.22s, 2035	1,470,788	1,419,844
IFB Ser. 3316, Class KS,
5.187s, 2037	2,128,581	2,006,218
IFB Ser. 3114, Class GK,
5.12s, 2036	953,353	919,945
IFB Ser. 2976, Class KL,
4.877s, 2035	2,713,459	2,610,235
IFB Ser. 2990, Class DP,
4.767s, 2034	2,329,258	2,240,486
IFB Ser. 2979, Class AS,
4.767s, 2034	663,901	631,540
IFB Ser. 3153, Class UT,
4.51s, 2036	523,373	482,566
IFB Ser. 3065, Class DC, 3.9s, 2035	2,307,862	2,079,446
IFB Ser. 2990, Class LB,
3.348s, 2034	2,863,391	2,559,994
IFB Ser. 2990, Class WP,
3.302s, 2035	1,756,104	1,655,432
IFB Ser. 2927, Class SI, IO,
3.18s, 2035	3,945,267	429,759
IFB Ser. 2828, Class GI, IO,
2.18s, 2034	4,502,609	381,024
IFB Ser. 2869, Class SH, IO,
1.98s, 2034	2,197,216	127,403
IFB Ser. 2869, Class JS, IO,
1.93s, 2034	10,475,942	594,002
IFB Ser. 2815, Class PT, IO,
1.73s, 2032	4,464,166	282,905
IFB Ser. 2828, Class TI, IO,
1.73s, 2030	2,109,671	126,392
IFB Ser. 3297, Class BI, IO,
1.44s, 2037	10,046,769	655,706
IFB Ser. 3284, Class IV, IO,
1.43s, 2037	2,529,818	181,042
IFB Ser. 3287, Class SD, IO,
1.43s, 2037	4,012,302	244,353
IFB Ser. 3281, Class BI, IO,
1.43s, 2037	1,968,214	122,788
IFB Ser. 3028, Class ES, IO,
1.43s, 2035	11,468,527	713,919
IFB Ser. 2922, Class SE, IO,
1.43s, 2035	5,599,836	283,492
IFB Ser. 3045, Class DI, IO,
1.41s, 2035	19,030,495	974,060
Ser. 3236, Class ES, IO, 1.38s, 2036	3,762,781	203,566

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3136, Class NS, IO,
1.38s, 2036	$ 6,216,354	$325,961
IFB Ser. 3118, Class SD, IO,
1.38s, 2036	9,128,585	461,596
IFB Ser. 3054, Class CS, IO,
1.38s, 2035	2,341,480	108,066
IFB Ser. 3107, Class DC, IO,
1.38s, 2035	11,088,384	710,385
IFB Ser. 3129, Class SP, IO,
1.38s, 2035	4,495,213	228,074
IFB Ser. 3066, Class SI, IO,
1.38s, 2035	7,495,191	457,112
IFB Ser. 2927, Class ES, IO,
1.38s, 2035	3,139,409	145,870
IFB Ser. 2950, Class SM, IO,
1.38s, 2016	5,985,936	320,140
IFB Ser. 3031, Class BI, IO,
1.37s, 2035	2,131,897	145,345
IFB Ser. 3244, Class SB, IO,
1.34s, 2036	2,801,293	167,232
IFB Ser. 3244, Class SG, IO,
1.34s, 2036	3,263,321	193,105
IFB Ser. 3326, Class GS, IO,
1.33s, 2037	7,661,498	403,983
IFB Ser. 3236, Class IS, IO,
1.33s, 2036	5,274,729	305,719
IFB Ser. 3147, Class SH, IO,
1.33s, 2036	9,671,892	574,965
IFB Ser. 2962, Class BS, IO,
1.33s, 2035	13,029,391	659,398
IFB Ser. 3114, Class TS, IO,
1.33s, 2030	14,552,420	656,374
IFB Ser. 3128, Class JI, IO,
1.31s, 2036	6,644,904	400,460
IFB Ser. 2990, Class LI, IO,
1.31s, 2034	4,160,502	254,658
IFB Ser. 3240, Class S, IO,
1.3s, 2036	9,738,722	608,880
IFB Ser. 3229, Class BI, IO,
1.3s, 2036	754,829	39,148
IFB Ser. 3065, Class DI, IO,
1.3s, 2035	1,629,454	109,592
IFB Ser. 3145, Class GI, IO,
1.28s, 2036	5,398,226	340,889
IFB Ser. 3114, Class GI, IO,
1.28s, 2036	2,274,791	153,306
IFB Ser. 3221, Class SI, IO,
1.26s, 2036	4,288,240	233,709
IFB Ser. 3153, Class UI, IO,
1 1/4s, 2036	3,935,281	260,209
IFB Ser. 3202, Class PI, IO,
1.22s, 2036	11,698,373	632,111
IFB Ser. 3201, Class SG, IO,
1.18s, 2036	5,426,772	288,843
IFB Ser. 3203, Class SE, IO,
1.18s, 2036	4,851,012	255,729
IFB Ser. 3152, Class SY, IO,
1.16s, 2036	4,961,770	282,248

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3284, Class BI, IO,
1.13s, 2037	$ 3,180,341	$165,453
IFB Ser. 3199, Class S, IO,
1.13s, 2036	2,711,635	149,037
IFB Ser. 3284, Class LI, IO,
1.12s, 2037	12,935,926	686,389
IFB Ser. 3281, Class AI, IO,
1.11s, 2037	11,571,383	653,768
IFB Ser. 3311, Class IA, IO,
1.09s, 2037	4,694,273	265,861
IFB Ser. 3311, Class IB, IO,
1.09s, 2037	4,694,273	265,861
IFB Ser. 3311, Class IC, IO,
1.09s, 2037	4,694,273	265,861
IFB Ser. 3311, Class ID, IO,
1.09s, 2037	4,694,273	265,861
IFB Ser. 3311, Class IE, IO,
1.09s, 2037	6,699,881	379,449
IFB Ser. 3240, Class GS, IO,
1.06s, 2036	5,922,662	319,068
IFB Ser. 3288, Class SJ, IO,
0.81s, 2037	5,273,200	224,232
IFB Ser. 3284, Class CI, IO,
0.8s, 2037	8,791,289	391,826
IFB Ser. 3291, Class SA, IO,
0.79s, 2037	5,714,607	210,298
IFB Ser. 3016, Class SQ, IO,
0.79s, 2035	4,493,030	147,367
IFB Ser. 3284, Class WI, IO,
0.78s, 2037	14,627,434	514,886
IFB Ser. 3235, Class SA, IO,
0.63s, 2036	2,509,997	89,066
Ser. 246, PO, zero %, 2037	14,695,982	10,725,184
FRB Ser. 3326, Class XF, zero %, 2037	1,606,621	1,759,730
Ser. 3300, PO, zero %, 2037	2,573,983	1,884,243
FRB Ser. 3326, Class YF, zero %, 2037	4,427,274	5,317,927
Ser. 242, PO, zero %, 2036	45,558,740	33,363,781
Ser. 239, PO, zero %, 2036	9,060,518	6,549,909
Ser. 236, PO, zero %, 2036	5,429,915	3,967,108
FRB Ser. 3326, Class WF, zero %, 2035	2,333,984	2,461,972
FRB Ser. 3263, Class TA, zero %, 2037	358,270	419,624
FRB Ser. 3239, Class BF,
zero %, 2036	1,462,801	1,910,132
FRB Ser. 3231, Class XB,
zero %, 2036	990,552	1,026,792
FRB Ser. 3174, Class SF,
zero %, 2036	637,331	756,539
FRB Ser. 3149, Class XF,
zero %, 2036	583,267	607,279
FRB Ser. 3231, Class X,
zero %, 2036	413,228	506,884
FRB Ser. 3147, Class SF,
zero %, 2036	1,659,052	1,830,932
FRB Ser. 3117, Class AF,
zero %, 2036	239,301	284,703
FRB Ser. 3036, Class AS,
zero %, 2035	200,943	231,485
FRB Ser. 3003, Class XF,
zero %, 2035	2,133,628	2,367,844

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO,
0.054s, 2043	$ 86,057,276	$655,663
Ser. 05-C3, Class XC, IO,
0.05s, 2045	230,966,267	1,190,862
Ser. 07-C1, Class XC, IO,
0.042s, 2019	184,536,781	1,448,056
GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 7.814s, 2036	592,000	619,055
Ser. 97-C1, Class X, IO,
1.322s, 2029	5,993,614	239,745
Ser. 05-C1, Class X1, IO,
0.166s, 2043	98,705,898	1,268,568
GMAC Commercial
Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	1,614,303	1,648,423
Ser. 06-C1, Class XC, IO,
0.056s, 2045	128,035,164	920,317
Government National
Mortgage Association
IFB Ser. 07-26, Class WS,
10.56s, 2037	3,535,538	4,360,619
IFB Ser. 07-44, Class SP,
8.661s, 2020	1,517,000	1,625,086
IFB Ser. 06-34, Class SA,
7.62s, 2036	385,907	396,812
IFB Ser. 05-7, Class JM, 5.016s, 2034	2,813,256	2,728,397
IFB Ser. 05-66, Class SP, 3.1s, 2035	1,395,698	1,239,883
IFB Ser. 06-62, Class SI, IO,
2.06s, 2036	4,183,169	298,929
IFB Ser. 07-1, Class SL, IO,
2.04s, 2037	1,916,131	142,119
IFB Ser. 07-1, Class SM, IO,
2.03s, 2037	1,916,131	141,479
IFB Ser. 07-26, Class SG, IO,
1.53s, 2037	5,289,399	330,392
IFB Ser. 07-9, Class BI, IO,
1 1/2s, 2037	12,704,864	719,633
IFB Ser. 07-25, Class SA, IO,
1.48s, 2037	4,490,918	256,431
IFB Ser. 07-25, Class SB, IO,
1.48s, 2037	8,758,525	500,112
IFB Ser. 07-26, Class LS, IO,
1.48s, 2037	10,990,540	703,054
IFB Ser. 07-26, Class SA, IO,
1.48s, 2037	12,534,692	679,017
IFB Ser. 07-26, Class SD, IO,
1.48s, 2037	6,253,786	377,228
IFB Ser. 07-26, Class SL, IO,
1.48s, 2037	261,740	12,981
IFB Ser. 07-22, Class S, IO,
1.48s, 2037	2,815,647	186,867
IFB Ser. 06-69, Class SA, IO,
1.48s, 2036	6,551,996	356,765
IFB Ser. 06-38, Class SG, IO,
1.33s, 2033	12,620,852	553,020

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 07-9, Class DI, IO,
1.19s, 2037	$ 6,454,883	$301,421
IFB Ser. 07-9, Class AI, IO,
1.18s, 2037	4,928,062	250,198
IFB Ser. 06-28, Class GI, IO,
1.18s, 2035	4,405,019	201,600
IFB Ser. 05-65, Class SI, IO,
1.03s, 2035	5,086,280	218,030
IFB Ser. 07-27, Class SD, IO,
0.88s, 2037	3,196,573	113,254
IFB Ser. 07-19, Class SJ, IO,
0.88s, 2037	5,432,299	203,222
IFB Ser. 07-21, Class S, IO,
0.88s, 2037	6,651,972	271,447
IFB Ser. 07-8, Class SA, IO,
0.88s, 2037	13,682,589	574,477
IFB Ser. 07-9, Class CI, IO,
0.88s, 2037	8,415,113	307,948
IFB Ser. 07-7, Class EI, IO,
0.88s, 2037	5,525,626	198,875
IFB Ser. 07-1, Class S, IO,
0.88s, 2037	7,125,572	268,085
IFB Ser. 07-3, Class SA, IO,
0.88s, 2037	6,792,029	253,472
IFB Ser. 07-43, Class SC, IO,
0.78s, 2037	4,516,000	122,602
FRB Ser. 98-2, Class EA, PO,
zero %, 2028	112,957	90,253
FRB Ser. 07-35, Class UF,
zero %, 2037	461,985	492,191
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 1.36s, 2045	7,487,855	170,817
Greenwich Capital
Commercial Funding Corp.
Ser. 07-GG9, Class A4,
5.444s, 2039	2,106,000	2,027,025
Ser. 05-GG5, Class XC, IO,
0.051s, 2037	184,265,382	784,568
Greenwich Capital
Commercial Funding Corp. 144A
Ser. 07-GG9, Class X, IO,
0.512s, 2039	29,473,284	744,200
Ser. 05-GG3, Class XC, IO,
0.118s, 2042	126,163,707	2,050,160
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4,
5.56s, 2039	4,326,000	4,196,782
Ser. 04-GG2, Class A6,
5.396s, 2038	3,745,000	3,645,346
Ser. 05-GG4, Class A4,
4.761s, 2039	197,000	185,333
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L,
8.57s, 2015	565,000	559,350
FRB Ser. 07-EOP, Class J,
6.17s, 2009	428,000	423,720

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	$ 1,286,000	$1,280,444
Ser. 03-C1, Class X1, IO,
0.368s, 2040	28,428,055	473,684
Ser. 05-GG4, Class XC, IO,
0.179s, 2039	107,816,968	1,840,469
Ser. 04-C1, Class X1, IO,
0.16s, 2028	34,770,166	218,672
Ser. 06-GG6, Class XC, IO,
0.035s, 2038	52,874,684	179,691
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.84s, 2035	1,885,642	1,859,696
JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	911,000	973,668
Ser. 06-CB16, Class A4,
5.552s, 2045	4,616,000	4,569,101
Ser. 06-CB14, Class A4,
5.471s, 2044	4,125,000	4,068,941
Ser. 06-CB14, Class AM,
5.381s, 2044	5,502,000	5,318,563
FRB Ser. 04-PNC1, Class A4,
5.542s, 2041	75,000	73,169
Ser. 05-CB12, Class A4,
4.895s, 2037	198,000	185,065
Ser. 04-C3, Class A5, 4.878s, 2042	189,000	177,229
Ser. 05-LDP2, Class AM,
4.78s, 2042	1,990,000	1,873,439
Ser. 06-CB17, Class X, IO,
0.514s, 2043	42,942,044	1,677,316
Ser. 06-LDP9, Class X, IO,
0.456s, 2047	9,834,558	319,623
Ser. 07-LDPX, Class X, IO,
0.344s, 2049	54,593,848	1,296,604
Ser. 06-LDP7, Class X, IO,
0.009s, 2045	229,074,555	178,678
JPMorgan Chase Commercial
Mortgage Securities Corp. 144A
Ser. 06-FL2A, Class X1, IO,
0.758s, 2018	41,520,119	132,994
Ser. 03-ML1A, Class X1, IO,
0.622s, 2039	47,622,358	1,633,298
Ser. 05-LDP2, Class X1, IO,
0.113s, 2042	167,090,641	2,806,601
Ser. 05-LDP1, Class X1, IO, 0.08s,
2046	37,555,111	347,678
Ser. 05-CB12, Class X1, IO,
0.067s, 2037	54,712,455	564,222
Ser. 05-LDP3, Class X1, IO,
0.051s, 2042	82,082,096	631,648
Ser. 05-LDP5, Class X1, IO,
0.044s, 2044	345,907,078	1,567,391
Ser. 06-LDP6, Class X1, IO,
0.042s, 2043	68,541,431	369,481
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	721,190
Ser. 99-C1, Class G, 6.41s, 2031	765,731	783,080

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

LB Commercial Conduit
Mortgage Trust 144A
Ser. 98-C4, Class G, 5.6s, 2035	$ 634,000	$627,825
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	998,252
LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	67,000	68,714
Ser. 04-C7, Class A6, 4.786s, 2029	1,733,000	1,653,477
Ser. 07-C2, Class XW, IO,
0.536s, 2040	11,771,648	458,729
LB-UBS Commercial
Mortgage Trust 144A
Ser. 06-C7, Class XW, IO,
0.719s, 2038	30,492,114	1,427,488
Ser. 05-C3, Class XCL, IO,
0.176s, 2040	67,083,147	1,434,282
Ser. 05-C2, Class XCL, IO,
0.146s, 2040	123,859,132	1,379,879
Ser. 05-C5, Class XCL, IO,
0.096s, 2020	69,998,031	993,365
Ser. 05-C7, Class XCL, IO,
0.081s, 2040	83,677,313	758,953
Ser. 06-C1, Class XCL, IO,
0.069s, 2041	66,857,715	735,418
Ser. 07-C2, Class XCL, IO,
0.065s, 2040	101,154,789	1,590,522
Ser. 06-C7, Class XCL, IO,
0.064s, 2038	22,164,549	382,981
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H,
6.27s, 2017	733,000	733,801
FRB Ser. 05-LLFA, 6.12s, 2018	423,000	421,943
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 9s, 2036	869,552	943,376
IFB Ser. 07-5, Class 4A3,
8.16s, 2036	2,262,918	2,344,833
FRB Ser. 07-5, Class 4A2,
5.64s, 2037	4,176,372	4,129,505
IFB Ser. 06-9, Class 3A2, IO,
1.91s, 2037	2,573,401	154,291
IFB Ser. 06-5, Class 2A2, IO,
1.83s, 2036	7,859,557	392,163
IFB Ser. 07-2, Class 2A13, IO,
1.37s, 2037	5,648,524	306,678
IFB Ser. 07-1, Class 2A3, IO,
1.31s, 2037	6,795,741	365,262
Ser. 06-9, Class 2A3, IO, 1.3s, 2036	8,432,669	442,144
IFB Ser. 06-9, Class 2A2, IO,
1.3s, 2037	5,961,611	313,590
IFB Ser. 06-7, Class 2A4, IO,
1.23s, 2036	12,198,999	481,440
IFB Ser. 06-7, Class 2A5, IO,
1.23s, 2036	10,942,269	538,164
IFB Ser. 06-6, Class 1A3, IO,
1.18s, 2036	6,277,229	285,669
IFB Ser. 06-6, Class 1A2, IO,
1.18s, 2036	4,559,433	181,252
IFB Ser. 06-5, Class 1A3, IO,
0.08s, 2036	2,118,561	13,003

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Lehman Mortgage Trust
IFB Ser. 06-4, Class 1A3, IO,
0.08s, 2036	$ 1,782,246	$15,740
IFB Ser. 06-7, Class 1A3, IO,
0.03s, 2036	5,078,068	22,851
IFB Ser. 06-9, Class 1A6, IO,
zero %, 2037	4,364,455	19,777
IFB Ser. 06-7, Class 4A2, IO,
2.43s, 2036	3,798,668	220,442
Ser. 07-1, Class 3A2, IO,
1.93s, 2037	4,009,821	259,093
MASTR Adjustable Rate
Mortgages Trust
Ser. 04-7, Class 2A1, 7.265s, 2034	363,399	369,418
Ser. 04-13, Class 3A6, 3.786s, 2034	2,253,000	2,183,672
Ser. 06-OA1, Class X, IO,
2.09s, 2046	4,831,168	152,484
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	2,338,737	34,146
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	6,259,242	17,604
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.062s, 2049	89,644,464	1,325,842
Merrill Lynch Floating Trust 144A
Ser. 06-1, Class X1TM, IO,
6.166s, 2022	10,040,000	71,770
FRB Ser. 06-1, Class TM,
5.82s, 2022	1,020,000	1,023,095
Ser. 06-1, Class X1A, IO,
1.393s, 2022	33,518,116	387,134
Merrill Lynch Mortgage Investors, Inc.
Ser. 98-C3, Class E, 6.914s, 2030	644,000	679,607
FRB Ser. 05-A9, Class 3A1,
5.28s, 2035	3,886,348	3,832,910
Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5,
4.855s, 2041	193,000	184,583
FRB Ser. 05-MCP1, Class A4,
4.747s, 2043	187,000	173,429
Ser. 05-MCP1, Class XC, IO,
0.107s, 2043	71,272,975	974,435
Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO,
0.236s, 2044	37,759,871	328,924
Ser. 04-KEY2, Class XC, IO,
0.181s, 2039	16,514,904	349,006
Merrill Lynch/Countrywide
Commercial Mortgage Trust 144A
Ser. 06-1, Class X, IO, 0.134s, 2039	30,420,000	154,477
Ser. 07-7, Class X, IO, 0.02s, 2050	192,887,000	776,069
Mezz Cap Commercial
Mortgage Trust 144A
Ser. 04-C1, Class X, IO,
7.798s, 2037	3,077,724	947,362
Ser. 04-C2, Class X, IO,
6.004s, 2040	2,508,217	743,843
Ser. 05-C3, Class X, IO,
5.555s, 2044	2,885,562	831,403
Ser. 06-C4, Class X, IO,
5.095s, 2016	8,768,000	2,904,065
COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Morgan Stanley Capital I 144A
Ser. 05-RR6, Class X, IO,
1.622s, 2043	$ 10,521,652	$549,758
Ser. 05-HQ6, Class X1, IO,
0.07s, 2042	76,363,296	798,060
Morgan Stanley Capital I
Ser. 07-HQ11, Class A4,
5.447s, 2044	3,674,000	3,501,523
Ser. 05-HQ6, Class A4A,
4.989s, 2042	3,963,000	3,791,050
Ser. 04-HQ4, Class A7, 4.97s, 2040	2,047,000	1,940,945
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	482,000	484,080
Ser. 04-RR, Class F5, 6s, 2039	1,000,000	881,138
Ser. 04-RR, Class F6, 6s, 2039	1,700,000	1,424,422
Ser. 05-HQ5, Class X1, IO,
0.097s, 2042	22,852,598	178,095
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.357s, 2035	4,756,165	4,732,502
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.081s, 2030	1,020,000	1,034,494
Permanent Financing PLC FRB
Ser. 8, Class 2C, 5.76s, 2042
(United Kingdom)	2,054,000	2,055,386
PNC Mortgage Acceptance
Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	3,870,000	3,974,142
Ser. 00-C1, Class J, 6 5/8s, 2010	456,000	414,458
Ser. 00-C2, Class J, 6.22s, 2033	1,113,000	1,120,991
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 8.86s,
2034 (Ireland)	2,645,000	2,645,000
Ser. 04-1A, Class E, 6.61s,
2034 (Ireland)	1,041,000	1,040,844
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.23s, 2036	1,238,126	11,753
Residential Funding Mortgage
Securities I Ser. 04-S5,
Class 2A1, 4 1/2s, 2019	2,756,431	2,642,589
Salomon Brothers Mortgage
Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 0.795s, 2036	24,107,455	1,154,089
SBA CMBS Trust 144A Ser. 05-1A,
Class D, 6.219s, 2035	600,000	602,526
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	757,000	680,206
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	513,000	443,906
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	337,000	302,352
Structured Adjustable Rate
Mortgage Loan Trust
Ser. 04-8, Class 1A3, 7.247s, 2034	20,229	20,563
FRB Ser. 05-18, Class 6A1,
5.247s, 2035	2,222,303	2,202,058
Ser. 05-9, Class AX, IO,
1.113s, 2035	24,452,758	351,508

COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)* continued

	Principal amount	Value

Wachovia Bank Commercial
Mortgage Trust
Ser. 04-C15, Class A4, 4.803s, 2041	$ 3,055,000	$2,909,193
Ser. 06-C28, Class XC, IO,
0.381s, 2048	23,395,377	616,000
Ser. 06-C29, IO, 0.372s, 2048	97,784,660	2,786,863
Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L,
8.62s, 2018	771,000	770,846
Ser. 03-C3, Class IOI, IO,
0.364s, 2035	17,187,883	519,368
Ser. 07-C31, IO, 0.261s, 2047	91,789,053	1,843,124
Ser. 06-C23, Class XC, IO,
0.05s, 2045	90,609,438	548,187
Ser. 06-C26, Class XC, IO,
0.041s, 2045	35,040,604	130,001
WAMU Commercial Mortgage
Securities Trust 144A
Ser. 07-SL2, Class X, IO, 0.852s, 2049	15,454,500	709,236
Washington Mutual 144A
Ser. 06-SL1, Class X, IO, 0.938s, 2043	7,702,506	402,002
Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	222,000	206,496
Washington Mutual Multi-Fam.,
Mtge. 144A Ser. 01-1, Class B5,
7.184s, 2031 (Cayman Islands)	1,305,000	1,311,252
Wells Fargo Mortgage
Backed Securities Trust
Ser. 06-AR10, Class 3A1,
5.281s, 2036	2,842,704	2,807,837
Ser. 05-AR2, Class 2A1,
4.545s, 2035	1,412,254	1,385,057
Ser. 04-R, Class 2A1, 4.362s, 2034	1,448,279	1,419,313
Ser. 05-AR9, Class 1A2,
4.354s, 2035	1,889,507	1,859,472
Ser. 05-AR12, Class 2A5,
4.319s, 2035	21,411,000	20,905,120
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	44,983,000	401,073

Total collateralized mortgage obligations
(cost $650,887,908)		$640,263,258

CORPORATE BONDS AND NOTES (5.4%)*

	Principal amount	Value

Basic Materials (0.1%)
Dow Chemical Co. (The) Pass
Through Trust 144A company
guaranty 4.027s, 2009	$ 1,510,000	$1,465,243
Georgia-Pacific Corp.
debs. 9 1/2s, 2011	765,000	784,125
Georgia-Pacific Corp.
notes 8 1/8s, 2011	635,000	639,763
Lafarge SA notes 6 1/2s, 2016 (France)	325,000	334,692
Lubrizol Corp. (The) sr. notes
5 1/2s, 2014	470,000	445,133

CORPORATE BONDS AND NOTES (5.4%)* continued

	Principal amount	Value

Basic Materials continued
Potash Corp. of Saskatchewan
notes 5 7/8s, 2036 (Canada)	$ 785,000	$732,874
Westvaco Corp. unsec.
notes 7 1/2s, 2027	175,000	182,404
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	735,000	720,791
		5,305,025

Capital Goods (0.1%)
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	595,000	547,400
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015	435,000	395,850
Legrand SA debs. 8 1/2s, 2025 (France)	860,000	980,400
		1,923,650

Communication Services (0.6%)
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	200,000	202,800
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	1,139,000	1,409,600
Bellsouth Capital Funding unsecd.
notes 7 7/8s, 2030	3,475,000	3,912,906
France Telecom notes 8 1/2s,
2031 (France)	180,000	225,518
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	600,000	576,000
Nextel Communications, Inc.
sr. notes Ser. F, 5.95s, 2014 (S)	2,655,000	2,462,513
Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	765,000	771,109
Southwestern Bell Telephone
debs. 7s, 2027	1,075,000	1,089,677
Sprint Capital Corp. company
guaranty 6.9s, 2019	715,000	702,291
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	1,965,000	1,839,853
Telecom Italia Capital SA company
guaranty 7.2s, 2036 (Luxembourg)	350,000	350,543
Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Luxembourg)	965,000	897,880
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	515,000	489,703
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	60,000	58,130
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	690,000	698,258
Telefonica Emisones SAU company
guaranty 6.421s, 2016 (Spain)	270,000	269,894
Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	385,000	381,528
Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Netherlands)	595,000	679,818
Telus Corp. notes 8s, 2011 (Canada)	1,055,000	1,129,717
Verizon Communications, Inc.
sr. unsec. bond 6 1/4s, 2037	1,715,000	1,646,577
Verizon Communications, Inc.
sr. unsec. bond 5 1/2s, 2017 (S)	1,075,000	1,030,303

CORPORATE BONDS AND NOTES (5.4%)* continued

	Principal amount	Value

Communication Services continued
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	$ 2,285,000	$2,350,886
Verizon New Jersey, Inc. debs. 8s, 2022	770,000	857,193
Verizon Pennsylvania, Inc.
debs. 8.35s, 2030	980,000	1,127,754
		25,160,451

Conglomerates (—%)
Siemens Financieringsmaatschappij
144A notes 5 3/4s, 2016 (Netherlands)	680,000	676,385

Consumer Cyclicals (0.2%)
D.R. Horton, Inc.
sr. notes 7 7/8s, 2011	565,000	569,014
D.R. Horton, Inc.
sr. notes 5 7/8s, 2013	660,000	604,906
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009	1,545,000	1,592,812
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	565,000	576,340
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011	1,730,000	1,728,019
Ford Motor Credit Corp.
notes 6 3/8s, 2008	980,000	959,900
JC Penney Co., Inc. debs. 7.65s, 2016	110,000	119,162
JC Penney Co., Inc. notes 6 7/8s, 2015	910,000	938,885
JC Penney Co., Inc.
sr. notes 6 3/8s, 2036	555,000	515,272
Marriott International, Inc.
notes 6 3/8s, 2017	926,000	927,256
Office Depot, Inc. notes 6 1/4s, 2013	563,000	571,357
Omnicom Group, Inc.
sr. notes 5.9s, 2016	635,000	625,616
Wyndham Worldwide Corp. sr. unsec.
6s, 2016	755,000	715,190
		10,443,729

Consumer Staples (0.6%)
Campbell Soup Co. debs. 8 7/8s, 2021	855,000	1,071,672
Cox Communications, Inc.
notes 7 1/8s, 2012	890,000	928,768
Cox Communications, Inc. 144A
bonds 6.45s, 2036	533,000	506,128
Cox Communications, Inc. 144A
notes 5 7/8s, 2016	537,000	520,828
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	1,045,000	1,105,531
CVS Caremark, Corp. sr. unsec. FRN
6.302s, 2037	1,715,000	1,642,696
CVS Caremark, Corp. 144A
pass-through certificates 6.117s, 2013	2,042,721	2,089,081
Delhaize Group 144A notes 6 1/2s,
2017 (Belgium)	565,000	578,369
Diageo PLC company guaranty
8s, 2022	760,000	896,633
Estee Lauder Cos Inc. (The)
sr. unsec. 6s, 2037	1,040,000	991,464

CORPORATE BONDS AND NOTES (5.4%)* continued

	Principal amount	Value

Consumer Staples continued
Estee Lauder Cos Inc. (The)
sr. unsec. 5.55s, 2017	$ 280,000	$275,827
Kroger Co. company
guaranty 6 3/4s, 2012	275,000	286,155
News America Holdings, Inc.
company guaranty 7 3/4s, 2024	1,045,000	1,139,528
News America Holdings, Inc.
debs. 7 3/4s, 2045	1,955,000	2,135,059
TCI Communications, Inc. company
guaranty 7 7/8s, 2026	2,170,000	2,374,911
TCI Communications, Inc.
debs. 9.8s, 2012	1,870,000	2,151,031
TCI Communications, Inc.
debs. 7 7/8s, 2013	1,240,000	1,351,686
Time Warner Cable, Inc. 144A
sr. unsec. 6.55s, 2037	690,000	648,979
Time Warner Cable, Inc. 144A
sr. unsec. 5.85s, 2017	475,000	458,676
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	170,000	195,925
Time Warner, Inc. company
guaranty 6 1/2s, 2036	435,000	412,870
Time Warner, Inc. company
guaranty 5 7/8s, 2016	800,000	771,175
Time Warner, Inc. debs. 9.15s, 2023	340,000	411,159
Time Warner, Inc. debs. 9 1/8s, 2013	2,435,000	2,808,342
Viacom, Inc. sr. notes 5 3/4s, 2011	610,000	607,873
		26,360,366

Energy (0.3%)
Anadarko Petroleum Corp.
sr. notes 6.45s, 2036	730,000	701,505
Anadarko Petroleum Corp.
sr. notes 5.95s, 2016	355,000	348,245
Chesapeake Energy Corp.
sr. unsecd. notes 7 5/8s, 2013	1,010,000	1,012,525
Enterprise Products Operating LP
company guaranty FRB 7.034s, 2068	55,000	50,287
Enterprise Products Operating LP
company guaranty FRN 8 3/8s, 2066	1,945,000	1,984,398
Forest Oil Corp. sr. notes 8s, 2011	610,000	614,575
Hess Corp. bonds 7 7/8s, 2029	1,160,000	1,323,384
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	530,000	522,830
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	650,000	607,750
Nexen, Inc. bonds 6.4s, 2037 (Canada)	1,280,000	1,236,004
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	805,000	700,350
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	1,330,000	1,372,867
Sunoco, Inc. notes 4 7/8s, 2014	590,000	558,710
Tesoro Corp. 144A
sr. notes 6 1/2s, 2017	1,025,000	973,750
Valero Energy Corp.
sr. notes 6 1/8s, 2017	160,000	160,598
Valero Energy Corp. sr. unsecd.
notes 7 1/2s, 2032	745,000	810,655

CORPORATE BONDS AND NOTES (5.4%)* continued

	Principal amount	Value

Energy continued
Weatherford International, Inc.
144A company guaranty 6.8s, 2037	$ 245,000	$250,363
Weatherford International, Inc.
144A company guaranty 6.35s, 2017	280,000	285,734
Weatherford International, Ltd.
company guaranty 6 1/2s, 2036	855,000	825,844
Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	455,000	436,451
		14,776,825

Financial (2.0%)
AGFC Capital Trust I company
guaranty 6s, 2067	620,000	600,637
American International Group, Inc.
jr. sub. bond 6 1/4s, 2037	2,075,000	1,923,306
Ameriprise Financial, Inc. jr.
sub. FRN 7.518s, 2066	1,740,000	1,761,402
Amvescap PLC company
guaranty 5 5/8s, 2012
(United Kingdom)	520,000	517,186
Axa SA 144A sub. notes FRN 6.379s,
2036 (France)	725,000	640,090
Bank of America NA
sub. notes 5.3s, 2017	2,015,000	1,914,707
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom)	1,110,000	982,949
Block Financial Corp.
notes 5 1/8s, 2014	760,000	704,670
Bosphorus Financial Services, Ltd.
144A sec. FRN 7.16s, 2012
(Cayman Islands)	2,378,000	2,402,120
Brandywine Operating Partnership
LP sr. unsec. 5.7s, 2017 (R)	840,000	804,346
Camden Property Trust notes 5.7s,
2017 (R)	785,000	759,212
Capital One Capital III company
guaranty 7.686s, 2036	1,790,000	1,712,225
Chubb Corp. (The) sr. notes 6s, 2037	670,000	640,669
CIT Group, Inc. jr. sub. FRN 6.1s, 2067	3,330,000	2,867,235
CIT Group, Inc. sr. notes 5.4s, 2013	155,000	150,683
CIT Group, Inc. sr. notes 5s, 2015	780,000	713,342
CIT Group, Inc. sr. notes 5s, 2014	1,515,000	1,411,853
Citigroup, Inc. sub. notes 5s, 2014	1,105,000	1,049,655
CNA Financial Corp. unsecd.
notes 6 1/2s, 2016	730,000	728,843
CNA Financial Corp. unsecd.
notes 6s, 2011	730,000	735,722
Colonial Properties Trust
notes 6 1/4s, 2014 (R)	730,000	740,647
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027	1,035,000	1,129,671
Credit Suisse Guernsey Ltd. jr.
sub. FRN 5.86s, 2049 (Guernsey)	1,416,000	1,334,117
Deutsche Bank Capital Funding
Trust VII 144A FRB 5.628s, 2049	1,145,000	1,097,136
Developers Diversified
Realty Corp. unsecd.
notes 5 3/8s, 2012 (R)	385,000	378,360

CORPORATE BONDS AND NOTES (5.4%)* continued

	Principal amount	Value

Financial continued
Dresdner Funding Trust I 144A
bonds 8.151s, 2031	$ 1,410,000	$1,615,726
Equity One, Inc. notes 5 3/8s,
2015 (R)	695,000	662,511
ERP Operating LP notes 5 3/4s,
2017 (R)	840,000	814,207
Fleet Capital Trust V bank
guaranty FRN 6.36s, 2028	935,000	934,976
Fund American Cos., Inc.
notes 5 7/8s, 2013	1,370,000	1,352,038
GATX Financial Corp. notes
5.8s, 2016	560,000	539,996
General Motors Acceptance Corp.
bonds 8s, 2031	845,000	793,523
General Motors Acceptance Corp.
notes 7s, 2012 (S)	845,000	787,585
GMAC LLC unsub. notes FRN
6.61s, 2009	2,920,000	2,808,158
Health Care REIT, Inc.
sr. notes 6s, 2013 (R)	385,000	386,245
Highwood Properties, Inc.
sr. unsec. bonds 5.85s, 2017 (R)	1,005,000	968,390
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	780,000	806,167
HRPT Properties Trust
bonds 5 3/4s, 2014 (R)	530,000	525,290
HRPT Properties Trust
notes 6 1/4s, 2016 (R)	525,000	528,442
HSBC Finance Capital Trust IX FRN
5.911s, 2035	3,300,000	3,181,514
ILFC E-Capital Trust II 144A FRB
6 1/4s, 2065	2,560,000	2,467,116
iStar Financial, Inc. sr. unsecd.
notes 5 7/8s, 2016 (R)	1,630,000	1,462,982
JPMorgan Chase Capital XVIII
bonds Ser. R, 6.95s, 2036	1,996,000	1,913,068
JPMorgan Chase Capital XX jr.
sub. bond Ser. T, 6.55s, 2036	565,000	517,823
Kimco Realty Corp.
sr. sub. notes 5.7s, 2017 (R)	600,000	580,990
Lehman Brothers Holdings, Inc.
sub. notes 5 3/4s, 2017	160,000	149,530
Liberty Mutual Insurance 144A
notes 7.697s, 2097	2,160,000	2,077,868
Lincoln National Corp. FRB 7s, 2066	787,000	790,775
Loews Corp. notes 5 1/4s, 2016	510,000	488,819
MetLife, Inc. jr. sub. FRN 6.4s, 2036	1,515,000	1,354,795
Nationwide Financial
Services, Inc. notes 5 5/8s, 2015	465,000	460,830
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	650,000	668,067
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031	375,000	453,030
NB Capital Trust IV company
guaranty 8 1/4s, 2027	5,540,000	5,766,198
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	505,000	426,341

CORPORATE BONDS AND NOTES (5.4%)* continued

	Principal amount	Value

Financial continued
OneAmerica Financial
Partners, Inc. 144A bonds 7s, 2033	$ 1,240,000	$1,239,820
PNC Bank NA notes 4 7/8s, 2017	1,030,000	945,199
ProLogis Trust sr. notes 5 3/4s,
2016 (R)	905,000	893,976
Prudential Holdings LLC 144A
bonds 8.695s, 2023	1,510,000	1,855,956
QBE Capital Funding II LP 144A
company guaranty FRN 6.797s,
2049 (Jersey)	450,000	420,174
RBS Capital Trust IV company
guaranty FRN 6.16s, 2049	1,290,000	1,293,687
Regency Centers LP sr. unsec.
5 7/8s, 2017 (R)	650,000	644,592
Rouse Co LP/TRC Co-Issuer Inc.
144A sr. notes 6 3/4s, 2013 (R)	695,000	692,719
Rouse Co. (The) notes 7.2s, 2012 (R)	645,000	658,554
Royal Bank of Scotland Group PLC
FRB 7.648s, 2049 (United Kingdom)	400,000	441,147
Simon Property Group LP
unsub. bonds 5 3/4s, 2015 (R)	371,000	365,908
SLM Corp. notes Ser. MTNA,
4 1/2s, 2010	1,285,000	1,201,656
Sovereign Bancorp, Inc.
sr. notes 4.8s, 2010	730,000	714,229
Swiss Re Capital I LP 144A FRN
6.854s, 2049 (United Kingdom)	850,000	847,998
Travelers Cos., Inc. (The)
sr. unsecd. notes 6 1/4s, 2037	730,000	685,242
UBS AG/Jersey Branch FRN 8.36s,
2008 (Jersey)	3,020,000	3,065,300
Unitrin, Inc. sr. notes 6s, 2017	740,000	731,442
Washington Mutual Bank/Henderson
NV sub. notes Ser. BKNT, 5.95s, 2013	1,030,000	1,024,711
Westfield Group sr. notes 5.7s,
2016 (Australia)	875,000	858,191
Westpac Capital Trust III 144A
sub. notes FRN 5.819s, 2049 (Australia)	1,010,000	1,012,959
Willis Group North America, Inc.
company guaranty 6.2s, 2017	605,000	605,570
ZFS Finance USA Trust I 144A
bonds FRB 6 1/2s, 2037	2,130,000	2,009,939
		86,192,752

Health Care (0.1%)
Bayer Corp. 144A FRB 6.2s, 2008	845,000	846,462
Hospira, Inc. sr. notes 6.05s, 2017	560,000	551,112
Hospira, Inc. sr. notes 5.55s, 2012	785,000	785,565
Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)	470,000	439,450
		2,622,589

Technology (0.1%)
Arrow Electronics, Inc.
debs. 7 1/2s, 2027	760,000	773,235
Avnet, Inc. notes 6s, 2015	765,000	744,945
Xerox Corp. sr. notes 6.4s, 2016	1,030,000	1,021,587
		2,539,767

CORPORATE BONDS AND NOTES (5.4%)* continued

	Principal amount	Value

Transportation (0.2%)
American Airlines, Inc.
pass-through certificates
Ser. 01-1, 6.817s, 2011	$ 100,000	$99,500
American Airlines, Inc.
pass-through certificates
Ser. 01-2, 7.858s, 2011	525,000	555,188
Continental Airlines, Inc.
pass-through certificates
Ser. 98-3, 6.32s, 2008	2,895,000	2,891,526
Northwest Airlines Corp.
pass-through certificates
Ser. 00-1, 7.15s, 2019	1,570,917	1,671,063
Ryder System, Inc. notes Ser. MTN,
5.95s, 2011	450,000	455,583
Union Pacific Corp. 144A
pass-through certificates 5.214s, 2014	590,000	572,282
United AirLines, Inc. pass-through
certificates 6.636s, 2022	715,000	712,319
		6,957,461

Utilities & Power (1.1%)
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	905,000	891,158
Appalachian Power Co.
sr. notes 5.8s, 2035	510,000	467,400
Arizona Public Services Co.
notes 6 1/2s, 2012	1,040,000	1,068,757
Atmos Energy Corp.
sr. unsub. 6.35s, 2017	905,000	919,895
Beaver Valley II Funding debs. 9s, 2017	1,436,000	1,617,123
Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	1,950,000	1,933,249
Bruce Mansfield Unit 144A
pass-through certificates 6.85s, 2034	1,820,000	1,870,960
CenterPoint Energy Houston
Electric, LLC general ref. mtge.
Ser. M2, 5 3/4s, 2014	110,000	109,098
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	1,060,000	1,127,514
Cleveland Electric
Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	550,000	624,861
CMS Energy Corp.
unsub. notes 6.55s, 2017	50,000	47,250
Commonwealth Edison Co. 1st mtge.
5.9s, 2036	1,145,000	1,056,712
Consolidated Natural Gas Co.
sr. notes 5s, 2014	530,000	502,693
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	975,000	949,884
Dominion Resources, Inc. jr.
sub. notes FRN 6.3s, 2066	3,085,000	3,073,339
El Paso Natural Gas Co. 144A
sr. unsec. bond 5.95s, 2017	120,000	116,347
Enbridge Energy Partners LP
sr. unsec. notes 5 7/8s, 2016	750,000	731,565
Entergy Gulf States, Inc. 1st
mtge. 5 1/4s, 2015	985,000	922,909

CORPORATE BONDS AND NOTES (5.4%)* continued

	Principal amount	Value

Utilities & Power continued
Indianapolis Power & Light 144A
1st mtge. 6.3s, 2013	$ 515,000	$528,889
Indiantown Cogeneration LP 1st
mtge. Ser. A-10, 9.77s, 2020	775,000	885,786
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	280,000	280,700
ITC Holdings Corp. 144A
notes 5 7/8s, 2016	1,090,000	1,071,084
Kansas Gas & Electric
bonds 5.647s, 2021	395,000	381,783
Kinder Morgan, Inc. notes 6s, 2017	545,000	540,128
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	685,000	658,250
MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036 (S)	2,345,000	2,241,041
National Fuel Gas Co.
notes 5 1/4s, 2013	545,000	537,454
Nevada Power Co. general ref.
mtge. Ser. L, 5 7/8s, 2015	525,000	510,538
Northwestern Corp. sec.
notes 5 7/8s, 2014	1,090,000	1,058,706
Oncor Electric Delivery Co.
debs. 7s, 2022	675,000	705,359
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	820,000	887,807
Pacific Gas & Electric Co.
sr. unsub. 5.8s, 2037 (S)	775,000	720,584
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	1,085,000	1,094,473
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	949,186	964,373
PPL Energy Supply LLC
bonds Ser. A, 5.7s, 2015	640,000	620,642
Progress Energy, Inc. sr. unsecd.
notes 5 5/8s, 2016	970,000	947,756
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	375,000	385,003
Public Service Co. of New Mexico
sr. notes 4.4s, 2008	570,000	564,757
Puget Sound Energy, Inc. jr.
sub. FRN Ser. A, 6.974s, 2067	1,185,000	1,193,094
Sierra Pacific Power Co. general
ref. mtge. Ser. P, 6 3/4s, 2037	1,700,000	1,668,603
Southern California Edison Co.
notes 6.65s, 2029	1,030,000	1,081,442
Southern California Edison Co.
06-E 1st mtge. 5.55s, 2037	895,000	825,047
Southern Natural Gas. Co. 144A
notes 5.9s, 2017	460,000	442,749
Spectra Energy Capital, LLC
sr. notes 8s, 2019	780,000	882,449
Teco Energy, Inc. notes 7.2s, 2011	1,070,000	1,091,406
TEPPCO Partners LP company
guaranty FRB 7s, 2067	595,000	553,925
TransAlta Corp. notes 5 3/4s,
2013 (Canada)	665,000	652,678
TransCanada Pipelines, Ltd. jr.
sub. FRN 6.35s, 2067 (Canada)	520,000	486,708

CORPORATE BONDS AND NOTES (5.4%)* continued

	Principal amount	Value

Utilities & Power continued
TXU Energy Co. 144A sr. unsec. FRN
5.86s, 2008	$ 2,555,000	$2,554,865
Westar Energy, Inc. 1st mtge.
5.15s, 2017	75,000	70,339
Westar Energy, Inc. 1st mtge.
5.1s, 2020	800,000	727,453
		45,846,585

Total corporate bonds and notes
(cost $234,580,180)		$228,805,585

ASSET-BACKED SECURITIES (4.3%)*

	Principal amount	Value

Advanta Business Card Master Trust
FRB Ser. 04-C1, Class C, 6.37s, 2013	$ 210,000	$210,657
Aegis Asset Backed
Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	70,213	66,790
Ser. 04-6N, Class Note,
4 3/4s, 2035	60,504	57,478
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 5.73s, 2029	2,562,406	2,569,610
American Express Credit Account
Master Trust 144A Ser. 04-C,
Class C, 5.82s, 2012	3,298,535	3,305,791
Ameriquest Mortgage
Securities, Inc. FRB Ser. 06-R1,
Class M10, 7.82s, 2036	902,000	712,580
AMP CMBS 144A FRB Ser. 06-1A,
Class A, 6.11s, 2047 (Cayman Islands)	1,910,000	1,910,000
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,283,000	1,285,477
Ser. 04-1A, Class E, 6.42s, 2039	1,112,000	1,099,155
Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.82s, 2036	157,000	98,945
Asset Backed Funding Corp. NIM
Trust 144A FRB Ser. 05-OPT1,
Class B1, 7.82s, 2035	407,000	298,056
Asset Backed Securities Corp. Home
Equity Loan Trust FRB
Ser. 05-HE1, Class A3, 5.61s, 2035	10,707	10,708
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1, 6.02s, 2033	904,601	908,417
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.35s, 2011	210,000	211,321
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	420,000	416,212
Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 5.82s, 2039	4,211,489	4,211,478
FRB Ser. 04-D, Class A, 5.71s, 2044	1,578,180	1,578,426
Ser. 05-B, Class A, IO, 4.466s, 2039	4,334,713	24,794
Bayview Financial Acquisition
Trust 144A FRN Ser. 04-B,
Class M2, 7.22s, 2039	200,000	201,602

ASSET-BACKED SECURITIES (4.3%)* continued

	Principal amount	Value

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M,
6.67s, 2038	$ 857,186	$859,586
FRB Ser. 03-SSRA, Class A,
6.02s, 2038	722,975	724,277
FRB Ser. 04-SSRA, Class A1,
5.92s, 2039	949,105	950,054
Bear Stearns Asset Backed
Securities Trust IFB Ser. 07-AC5,
Class A6, IO, 1.23s, 2037	12,666,923	457,691
Bear Stearns Asset
Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9,
7.32s, 2035	698,000	314,100
FRB Ser. 06-PC1, Class M9,
7.07s, 2035	414,000	207,000
FRB Ser. 03-3, Class A2,
5.91s, 2043	2,197,474	2,196,788
FRB Ser. 03-1, Class A1,
5.82s, 2042	535,490	535,490
FRB Ser. 05-3, Class A1,
5.77s, 2035	609,382	609,382
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.57s, 2036	251,000	125,500
Capital Auto Receivables
Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	500,000	500,332
Ser. 05-1, Class D, 6 1/2s, 2011	1,442,000	1,436,874
Capital One Multi-Asset Execution
Trust FRB Ser. 02-C1, Class C1,
8.07s, 2010	570,000	571,737
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	143,538	141,996
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.82s,
2011 (Cayman Islands)	694,723	697,074
FRB Ser. 04-AA, Class B3, 8.67s,
2011 (Cayman Islands)	90,645	90,806
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.4s, 2010	1,730,000	1,744,574
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	124,409	122,757
Citibank Credit Card Issuance
Trust FRB Ser. 01-C1, Class C1,
6.44s, 2010	1,060,000	1,063,727
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	6,247,247	1,121,556
Ser. 00-4, Class A6, 8.31s, 2032	8,597,000	7,608,345
Ser. 00-5, Class A6, 7.96s, 2032	3,727,000	3,381,332
Ser. 02-1, Class M1F, 7.954s, 2033	1,004,000	1,040,603
Ser. 01-4, Class A4, 7.36s, 2033	5,440,891	5,595,309
Ser. 00-6, Class A5, 7.27s, 2031	1,081,194	1,071,187
Ser. 01-1, Class A5, 6.99s, 2032	2,544,164	2,438,240
Ser. 01-3, Class A4, 6.91s, 2033	7,758,013	7,614,419
Ser. 02-1, Class A, 6.681s, 2033	6,262,706	6,332,164

ASSET-BACKED SECURITIES (4.3%)* continued

	Principal amount	Value

Countrywide Alternative Loan Trust
IFB Ser. 07-23CB, Class A4, IO,
1.18s, 2037	$ 30,185,000	$1,144,012
Countrywide Asset Backed NIM
Certificates 144A
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	1,203	601
Ser. 04-14N, 5s, 2036	40,550	36,496
Countrywide Home Loans
Ser. 06-0A5, Class X, IO,
2.281s, 2046	10,909,577	392,063
Ser. 05-9, Class 1X, IO,
1.855s, 2035	10,609,465	182,350
Ser. 05-2, Class 2X, IO,
1.16s, 2035	11,864,004	235,427
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	1,129,531	1,182,051
IFB Ser. 05-R1, Class 1AS, IO,
0.799s, 2035	8,030,521	221,287
IFB Ser. 05-R2, Class 1AS, IO,
0.421s, 2035	7,573,581	192,839
Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038 (Cayman Islands)	1,617,000	1,488,450
CS First Boston Mortgage
Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	534,327	507,612
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	373,000	379,426
FHLMC Structured Pass Through
Securities IFB Ser. T-56,
Class 2ASI, IO, 2.78s, 2043	2,077,774	159,729
Fieldstone Mortgage
Investment Corp. FRB Ser. 05-1,
Class M3, 5.86s, 2035	700,000	700,221
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s, 2034	78,556	80
First Plus Home Loan Trust
Ser. 97-3, Class B1, 7.79s, 2023	373,992	374,226
Ford Credit Auto Owner Trust
Ser. 04-A, Class C, 4.19s, 2009	650,000	640,162
Fort Point CDO, Ltd. FRB
Ser. 03-2A, Class A2, 6.41s, 2038
(Cayman Islands)	616,000	592,222
Foxe Basin, Ltd. 144A FRB Ser. 03-1A,
Class A1, 5.86s, 2015 (Cayman Islands)	2,000,000	2,001,000
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	201,495	1,793
Ser. 04-3, Class A, 4 1/2s, 2034	5,626	81
G-Star, Ltd. 144A FRB Ser. 02-2A,
Class BFL, 7.32s, 2037 (Cayman Islands)	308,000	308,000
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C,
5.8s, 2010	1,903,750	1,905,825

ASSET-BACKED SECURITIES (4.3%)* continued

	Principal amount	Value

GE Corporate Aircraft
Financing, LLC 144A
FRB Ser. 05-1A, Class C,
6.62s, 2019	$1,680,000	$1,659,773
Ser. 04-1A, Class B, 6.17s, 2018	105,148	105,801
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012	1,962,000	1,951,304
GEBL 144A
Ser. 04-2, Class D, 8.07s, 2032	638,976	630,082
Ser. 04-2, Class C, 6.17s, 2032	239,422	238,823
Granite Mortgages PLC
FRB Ser. 01-1, Class 1C, 6.76s,
2041 (United Kingdom)	1,430,000	1,436,536
FRB Ser. 02-2, Class 1C, 6.61s,
2043 (United Kingdom)	517,045	520,148
Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	512,386	479,206
Ser. 99-5, Class A5, 7.86s, 2030	16,172,221	15,444,471
Ser. 97-4, Class A7, 7.36s, 2029	570,575	586,284
Ser. 95-8, Class B1, 7.3s, 2026	362,579	356,680
Ser. 96-10, Class M1, 7.24s, 2028	972,000	972,000
Ser. 98-4, Class A7, 6.87s, 2030	330,105	325,979
Ser. 97-7, Class A8, 6.86s, 2029	392,041	397,106
Ser. 99-3, Class A6, 6 1/2s, 2031	1,076,616	1,065,682
Ser. 99-2, Class A7, 6.44s, 2030	1,250,910	1,218,934
Ser. 99-1, Class A6, 6.37s, 2025	598,000	600,990
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	3,264,610	3,126,184
Ser. 99-5, Class M1A, 8.3s, 2026	488,000	458,056
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	1,156,849	1,155,784
GSAMP Trust 144A Ser. 05-NC1,
Class N, 5s, 2035	2,372	2,064
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	289,705	306,615
Ser. 05-RP3, Class 1A3, 8s, 2035	852,071	893,567
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	777,590	805,024
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	1,042,909	1,093,584
Ser. 05-RP1, Class 1A3, 8s, 2035	133,898	140,396
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	1,192,684	1,235,836
IFB Ser. 04-4, Class 1AS, IO,
0.779s, 2034	12,869,029	442,922
Guggenheim Structured
Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 6.87s,
2030 (Cayman Islands)	1,141,000	1,138,946
FRB Ser. 05-1A, Class D, 6.85s,
2030 (Cayman Islands)	503,089	474,789
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	560,596	420,447
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 5.856s,
2036 (Cayman Islands)	1,724,468	1,655,490
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	349,983	347,535

ASSET-BACKED SECURITIES (4.3%)* continued

	Principal amount	Value

JPMorgan Mortgage
Acquisition Corp. FRB
Ser. 05-OPT2, Class M11,
7.57s, 2035	$ 645,000	$438,600
Lehman Manufactured Housing
Ser. 98-1, Class 1, IO, 0.807s, 2028	17,578,355	338,735
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.32s,
2036 (Cayman Islands)	2,585,000	2,572,075
FRB Ser. 02-1A, Class FFL, 8.07s,
2037 (Cayman Islands)	5,220,000	5,012,242
Madison Avenue
Manufactured Housing Contract
FRB Ser. 02-A, Class B1,
8.57s, 2032	4,059,503	3,166,412
FRB Ser. 02-A, Class M2,
7.57s, 2032	278,000	271,787
Ser. 02-A IO, 0.3s, 2032	138,443,353	1,461,657
Marriott Vacation Club
Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	110,228	105,836
FRB Ser. 02-1A, Class A1,
6.02s, 2024	998,881	1,005,037
Ser. 04-2A, Class D, 5.389s, 2026	100,688	97,931
Ser. 04-2A, Class C, 4.741s, 2026	92,633	90,219
MASTR Asset Backed Securities NIM
Trust 144A Ser. 04-HE1A, Class Note,
5.191s, 2034 (Cayman Islands)	7,599	3,040
MASTR Reperforming
Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	732,207	757,742
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,812,144	1,875,781
MBNA Credit Card Master Note Trust
FRB Ser. 03-C5, Class C5, 6 1/2s, 2010	1,730,000	1,744,873
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5.94s, 2027	5,259,060	4,996,107
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	12,636	12,535
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands)	28,514	28,086
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands) (In default) †	20,197	19,894
Ser. 04-WM3N, Class N1, 4 1/2s,
2035 (In default) †	44,508	43,173
Ser. 04-WM1N, Class N1, 4 1/2s,
2034 (In default) †	1,921	115
Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	361,519	354,965
Ser. 10, Class B, 7.54s, 2036	683,429	600,031
Morgan Stanley Auto Loan Trust
144A Ser. 04-HB2, Class E, 5s, 2012	110,763	109,655
N-Star Real Estate CDO, Ltd. 144A
FRB Ser. 04-2A, Class C1, 7.32s,
2039 (Cayman Islands)	544,000	552,840
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 5.85s, 2015
(Cayman Islands)	840,278	840,446

ASSET-BACKED SECURITIES (4.3%)* continued

	Principal amount	Value

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	$ 497,842	$484,095
Ser. 04-B, Class C, 3.93s, 2012	201,313	196,405
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	1,643,244	1,580,725
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 7.82s, 2035	495,844	498,770
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	436,332	446,717
Oakwood Mortgage Investors, Inc.
Ser. 01-D, Class A3, 5.9s, 2022	163,508	130,807
Ser. 02-C, Class A1, 5.41s, 2032	3,985,038	3,567,992
Oakwood Mortgage
Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	590,320	522,112
Ser. 01-B, Class A3, 6.535s, 2023	170,891	158,603
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.66s,
2018 (Ireland)	623,000	629,230
FRB Ser. 05-A, Class D, 6.86s,
2012 (Ireland)	696,000	696,000
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.82s, 2035	216,000	129,600
Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	283,227	279,377
Park Place Securities, Inc. FRB
Ser. 04-WHQ2, Class A3A, 5.67s, 2035	265,662	265,705
Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1, Class M10,
7.82s, 2034	415,000	332,000
People’s Choice Net Interest
Margin Note 144A Ser. 04-2,
Class B, 5s, 2034	21,636	20,401
Permanent Financing PLC FRB
Ser. 3, Class 3C, 6.51s, 2042
(United Kingdom)	1,300,000	1,308,336
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 6.355s,
2011 (United Kingdom)	657,000	656,955
FRB Ser. 04-2A, Class C, 6.24s,
2011 (United Kingdom)	912,000	905,052
Providian Gateway Master Trust 144A
FRB Ser. 04-EA, Class D,
6 1/4s, 2011	701,000	702,459
Ser. 04-FA, Class E, 5s, 2011	500,000	498,980
Ser. 04-DA, Class D, 4.4s, 2011	944,000	941,640
Residential Asset
Securities Corp. 144A
FRB Ser. 05-KS10, Class B,
7.82s, 2035	1,165,000	233,000
Ser. 04-NT12, Class Note,
4.7s, 2035	6,301	6,157
Ser. 04-NT, Class Note,
4 1/2s, 2034	142,941	114,353
Residential Asset Securitization
Trust IFB Ser. 07-A3, Class 2A2,
IO, 1.37s, 2037	13,434,185	706,662
Saco I Trust FRB Ser. 05-10,
Class 1A1, 5.58s, 2033	1,318,756	1,301,447

ASSET-BACKED SECURITIES (4.3%)* continued

	Principal amount	Value

SAIL Net Interest
Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †	$ 22,036	$68
Ser. 03-BC2A, Class A, 7 3/4s,
2033 (Cayman Islands)	133,867	5,355
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †	214,965	22
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)	8,257	243
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands) (In default) †	48,411	208
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands) (In default) †	65,758	106
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands) (In default) †	12,564	251
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands) (In default) †	19,639	98
Sharps SP I, LLC Net Interest
Margin Trust 144A Ser. 04-HE1N,
Class Note, 4.94s, 2034
(Cayman Islands) (In default) †	144,254	—
Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
7.82s, 2035	466,000	342,510
South Coast Funding 144A FRB
Ser. 3A, Class A2, 6.557s, 2038
(Cayman Islands)	470,000	432,400
Structured Adjustable Rate
Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.67s, 2034	779,939	779,861
Structured Asset Investment Loan
Trust 144A FRB Ser. 05-HE3,
Class M11, 6.156s, 2035	974,000	487,000
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.86s, 2015	5,260,102	5,253,527
Structured Asset Securities Corp.
Ser. 07-4, Class 1A4, IO, 1s, 2037	57,220,000	1,792,049
Ser. 07-4, Class 1A3, IO, 0.93s, 2037	57,220,000	2,063,442
Structured Asset
Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	3,097,936	322,864
Ser. 07-RF1, Class 1A, IO,
0.488s, 2037	13,441,802	260,771
Ser. 06-RF4, Class 1A, IO,
0.356s, 2036	7,125,943	169,677
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	1,698,000	1,611,911
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012	297,058	293,664
Ser. 04-3, Class D, 4.07s, 2012	266,392	264,871
Ser. 04-4, Class D, 3.58s, 2012	118,498	116,721
Ser. 04-1, Class D, 3.17s, 2011	23,739	23,710
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
6.26s, 2044 (United Kingdom)	1,313,075	1,313,075

Total asset-backed securities (cost $188,559,917)		$182,411,186

PURCHASED OPTIONS OUTSTANDING (0.8%)*

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate of
5.34% versus the three
month USD-LIBOR-BBA
maturing on
February 15, 2018.	Feb-08/5.34	$ 17,320,000	$ 471,104
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.34%
versus the three
month USD-LIBOR-BBA
maturing on
February 15, 2018.	Feb-08/5.34	17,320,000	214,422
Option on an interest
rate swap
with Goldman Sachs,
International for the
right to pay a fixed
rate swap of 4.965%
versus the three month
USD-LIBOR-BBA
maturing April 29, 2013.	Apr-08/4.965	184,000,000	4,035,120
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.175% versus
the three month
USD-LIBOR-BBA
maturing on
April 29, 2018.	Apr-08/5.175	92,000,000	3,553,960
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.315% versus
the three month
USD-LIBOR-BBA
maturing on
April 8, 2019.	Apr-09/5.315	54,984,000	2,512,219
Option on an interest
rate swap with
Goldman Sachs,
International for the
right to pay a fixed
rate swap of 5.325%
versus the three
month USD-LIBOR-BBA
maturing April 8, 2019.	Apr-09/5.325	54,984,000	2,488,026

PURCHASED OPTIONS OUTSTANDING (0.8%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with Deutschbank for
the right to pay a
fixed rate swap
of 5.385% versus the
three month
USD-LIBOR-BBA
maturing
April 16, 2019.	Apr-09/5.385 $ 43,245,000		$ 1,856,075
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.215% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	41,096,000	1,540,278
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on
May 8, 2018.	May-08/5.235	41,859,000	1,516,133
Option on an interest
rate swap
with Goldman Sachs,
International for the
right to receive a
fixed rate swap
of 4.965% versus the
three month
USD-LIBOR-BBA
maturing
April 29, 2013.	Apr-08/4.965	184,000,000	1,365,280
Option on an interest
rate swap
with Goldman Sachs,
International for the
right to receive a
fixed rate swap
of 5.325% versus the
three month
USD-LIBOR-BBA
maturing
April 8, 2019.	Apr-09/5.325	54,984,000	1,198,651

PURCHASED OPTIONS OUTSTANDING (0.8%)*

	Expiration
	date/	Contract
	strike price	amount	Value
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.315%
versus the three
month USD-LIBOR-BBA
maturing on
April 8, 2019.	Apr-09/5.315	$54,984,000	$ 1,184,355
Option on an interest
rate swap
with Deutschbank for
the right to receive
a fixed rate swap
of 5.385% versus the
three month
USD-LIBOR-BBA
maturing
April 16, 2019.	Apr-09/5.385	43,245,000	1,016,690
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.175%
versus the three
month USD-LIBOR-BBA
maturing on
April 29, 2018.	Apr-08/5.175	92,000,000	999,120
Option on an interest
swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.1975% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.198	21,602,000	828,653
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.22	21,602,000	804,242

PURCHASED OPTIONS OUTSTANDING (0.8%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.20%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.20	$20,548,000	$ 785,756
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.235%
versus the three
month USD-LIBOR-BBA
maturing on
May 8, 2018.	May-08/5.235	41,859,000	523,656
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.215%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	41,096,000	501,782
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.21%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.21	8,219,000	310,103
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.22%
versus the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.22	21,602,000	266,353

PURCHASED OPTIONS OUTSTANDING (0.8%)*

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with Goldman Sachs
International for the
right to receive a
fixed rate of 5.1975%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.198	$21,602,000	$ 255,120
Option on an interest
rate swap with Lehman
Brothers
International
(Europe) for the
right to receive a
fixed rate of 5.20%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.20	20,548,000	243,699
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.21%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.21	8,219,000	99,368
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.39% versus
the three month
USD-LIBOR-BBA
maturing on
January 29, 2018.	Jan-08/5.39	59,599,000	1,420,840
Option on an interest
rate swap with Lehman
Brothers
International
(Europe) for the
right to pay a fixed
rate swap of 5.3475%
versus the three
month USD-LIBOR-BBA
maturing
February 4, 2018.	Jan-08/5.348	44,811,000	1,172,256

PURCHASED OPTIONS OUTSTANDING (0.8%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.39%
versus the three
month USD-LIBOR-BBA
maturing on
January 29, 2018.	Jan-08/ 5.39	$59,599,000	$780,151
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate
of 5.3475% versus the
three month
USD-LIBOR-BBA
maturing on
February 4, 2018.	Jan-08/ 5.348	44,811,000	540,421

Total purchased options outstanding
(cost $28,229,036)			$ 32,483,833

CONVERTIBLE BONDS AND NOTES (0.1%)* (cost $4,519,000)

			Principal amount	Value

Ford Motor Co. cv. sr. notes
	4 1/4s, 2036		$ 4,519,000	$5,230,743

MUNICIPAL BONDS AND NOTES (0.1%)*

		Rating**	Principal amount	Value

	MI Tobacco Settlement
	Fin. Auth. Rev.
	Bonds, Ser. A,
	7.309s, 6/1/34	Baa3	$ 1,005,000	$1,023,924
	Tobacco Settlement
	Fin. Auth. Rev.
	Bonds, Ser. A,
	7.467s, 6/1/47	Baa3	1,460,000	1,470,395

Total municipal bonds and notes
	(cost $2,464,671)			$ 2,494,319

WARRANTS (—%)* † (cost $0)

	Expiration date	Strike Price	Warrants	Value

Raytheon Co.	6/16/11	$37.50	29,195	$587,987

SHORT-TERM INVESTMENTS (22.2%)*

	Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.29%
to 5.53% and due dates ranging
from August 1, 2007 to
September 21, 2007 (d)	$ 258,640,844	$ 258,089,002
Bryant Park Funding, LLC for an
effective yield of 5.27%,
maturity date August 20, 2007	50,000,000	49,860,931
Falcon Asset Secur. Corp. for an
effective yield of 5.27%,
maturity date August 14, 2007	67,662,000	67,533,235
Ranger Funding Co., LLC for an
effective yield of 5.27%,
maturity date August 13, 2007	50,000,000	49,912,167

SHORT-TERM INVESTMENTS (22.2%)* continued

	Principal amount/shares	Value

Thunder Bay Funding, Inc. for an
effective yield of 5.27%,
maturity date August 9, 2007	$46,208,000	$ 46,153,885
Park Ave Receivables for an
effective yield of 5.28%,
maturity date August 7, 2007	50,000,000	49,956,000
Putnam Prime Money Market Fund (e)	417,711,345	417,711,345

Total short-term investments (cost $939,216,565)		$939,216,565

TOTAL INVESTMENTS
Total investments (cost $4,902,584,245)		$ 5,203,979,805

* Percentages indicated are based on net assets of $4,232,094,017.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at July 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts and written options at July 31, 2007.

## Forward commitments (Note 1).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at July 31, 2007.

At July 31, 2007, liquid assets totaling $1,359,183,532 have been designated as collateral for open forward commitments, swap contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at July 31, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at July 31, 2007.

FUTURES CONTRACTS OUTSTANDING at 7/31/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	1,659	$394,261,350	Mar-08	$ (336,312)
Euro-Dollar 90 day (Long)	817	193,935,375	Sep-09	(572,997)
Euro-Dollar 90 day (Short)	3,138	746,569,425	Sep-08	1,318,377
S&P 500 Index (Long)	1	365,475	Sep-07	(17,160)
S&P 500 Index E-Mini (Short)	620	45,322,000	Sep-07	2,143,960
U.S. Treasury Bond 20 yr (Short)	7	770,438	Sep-07	(5,428)
U.S. Treasury Note 2 yr (Short)	2,391	490,005,563	Sep-07	(3,230,152)
U.S. Treasury Note 5 yr (Short)	693	73,089,844	Sep-07	8,369
U.S. Treasury Note 10 yr (Long)	4,610	495,214,844	Sep-07	8,551,507

Total				$ 7,860,164

WRITTEN OPTIONS OUTSTANDING at 7/31/07 (premiums received $20,599,166)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 5.79% versus the three month USD-LIBOR-BBA maturing on
January 16, 2018.	$205,784,000	Jan-08/5.79	$ 5,949,215
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.95% versus the three month USD-LIBOR-BBA
maturing June 16, 2018.	204,503,000	Jun-08/5.95	2,539,927
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 5.79% versus the three month USD-LIBOR-BBA maturing
on January 16, 2018.	205,784,000	Jan-08/5.79	2,000,220
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.95% versus the three month USD-LIBOR-BBA
maturing June 16, 2018.	204,503,000	Jun-08/5.95	8,233,291
Option on an interest rate swap with Lehman Brothers International for the obligation to receive a fixed rate of 5.225% versus the three month USD-LIBOR-BBA maturing
March 5, 2018.	32,581,000	Mar-08/5.225	1,102,215
Option on an interest rate swap with Lehman Brothers International for the obligation to pay a fixed rate of 5.225% versus the three month USD-LIBOR-BBA maturing
March 5, 2018.	32,581,000	Mar-08/5.225	333,955
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	20,548,000	May-12/5.51	1,188,484
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	20,548,000	May-12/5.51	714,540
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	10,274,000	May-12/5.515	581,827
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	10,274,000	May-12/5.515	356,837
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	4,109,500	May-12/5.52	143,237
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	4,109,500	May-12/5.52	232,031

Total			$23,375,779

TBA SALE COMMITMENTS OUTSTANDING at 7/31/07 (proceeds receivable $161,467,367)

	Principal	Settlement
	amount	date	Value

FNMA, 6 1/2s, August 1, 2037	$ 4,700,000	8/14/07	$ 4,748,102
FNMA, 6s, August 1, 2037	18,200,000	8/14/07	18,030,796
FNMA, 5 1/2s, August 1, 2037	56,300,000	8/14/07	54,369,085
FNMA, 4 1/2s, August 1, 2022	89,300,000	8/20/07	85,079,182

Total			$162,227,165

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 700,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (33,346)

4,636,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	47,210

53,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	1,089,014

3,720,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	244,890

3,070,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	190,520

7,440,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	454,097

20,610,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	1,137,430

84,900,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	10,500

87,100,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(2,035,805)

102,075,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	2,620,682

82,772,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	(3,952,476)

Bear Stearns Bank plc
63,600,000	4/24/12	5.027%	3 month USD-LIBOR-BBA	(178,788)

Citibank, N.A.
56,920,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(416,617)

4,380,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(59,321)

Credit Suisse First Boston International
6,600,000	11/17/09	3.947%	3 month USD-LIBOR-BBA	185,013

Credit Suisse International
6,762,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	93,221

80,000,000	1/9/09	3 month USD-LIBOR-BBA	5.145%	(27,056)

3,843,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	(16,851)

Goldman Sachs International
4,968,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(35,699)

34,600,000	7/25/09	5.327%	3 month USD-LIBOR-BBA	(137,902)

13,380,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(156,421)

22,090,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	(229,713)

18,233,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	(557,551)

35,081,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(1,986,087)

158,394,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	285,935

36,385,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	(1,826,901)

161,722,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	136,100

4,331,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(7,575)

17,771,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	(220,409)

55,949,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	(636,319)

JPMorgan Chase Bank, N.A.
47,810,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	1,072,407

81,200,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	1,375,160

156,100,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	2,307,306

10,430,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(421,099)

63,370,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(4,555,592)

4,470,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	295,121

17,930,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	1,008,185

20,829,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	(271,120)

89,553,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	(265,469)

65,346,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	(359,875)

37,105,000	1/19/09	5.24%	3 month USD-LIBOR-BBA	(36,786)

9,442,000	1/19/17	3 month USD-LIBOR-BBA	5.249%	(171,331)

5,472,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	173,264

170,000,000	3/30/08	3 month USD-LIBOR-BBA	5.163%	1,995,921

94,000,000	3/30/16	3 month USD-LIBOR-BBA	5.2755%	113,631

5,900,000	7/25/17	3 month USD-LIBOR-BBA	5.652%	62,893

36,282,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	(1,800,333)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$161,308,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	$ 156,105

61,990,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	33,394

44,550,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	122,054

76,820,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	(5,671,919)

61,200,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	956,162

126,500,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(3,223,151)

65,551,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(753,176)

4,639,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	1,760

183,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	6,300,739

57,486,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(1,177,428)

40,500,000	4/23/17	5.186%	3 month USD-LIBOR-BBA	445,932

Lehman Brothers International (Europe)
86,483,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(759,353)

18,884,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(32,965)

46,981,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(655,965)

18,884,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	36,492

46,981,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	659,377

267,010,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(5,442,034)

150,213,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(3,250,985)

91,930,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	2,747,154

Lehman Brothers Special Financing, Inc.
26,033,000	4/12/12	3 month USD-LIBOR-BBA	5.087%	143,619

111,090,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	247,372

135,710,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(356,942)

153,985,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	2,326,516

86,500,000	5/29/12	5.28%	3 month USD-LIBOR-BBA	(37,579)

Morgan Stanley Capital Services, Inc.
3,674,000	2/20/17	5.19%	3 month USD-LIBOR-BBA	37,510

Total				$(12,645,253)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/07

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$55,310,000	5/2/08	5 bp plus change	Banc of America	$ (940,541)
		in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

17,620,000	5/2/08	10 bp plus	Banc of America	(286,764)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$16,550,000	5/2/08	12.5 bp plus	Banc of America	$ (312,794)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

39,000,000	10/1/07	(7.5 bp plus	The spread	847,430
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

5,482,000	8/1/07	(7.5 bp plus	The spread	119,118
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

19,720,000	10/31/07	10 bp plus change	Banc of America	(375,959)
		in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

18,440,000	11/2/07	15 bp plus	Banc of America	(358,568)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Goldman Sachs International
21,110,000	5/1/08	10 bp plus	Banc of America	—
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

3,843,000	9/15/11	678 bp (1 month	Ford Credit Auto	56,205
		USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

34,650,000 (F)	1/1/08	(10 bp plus	The spread	803,291
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
$11,440,000	10/1/07	17.5 bp plus	The spread	$ (245,851)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Lehman Brothers International (Europe)
31,105,000	1/1/08	(5 bp plus	The spread	590,836
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

34,650,000	1/1/08	(Beginning	The spread	710,446
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index)	duration factor

34,650,000	1/1/08	(10 bp plus	The spread	706,406
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

Lehman Brothers Special Financing, Inc.
25,390,000	10/1/07	10 bp plus	The spread	(480,902)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

52,070,000	12/2/07	8 bp plus	The spread	(1,130,336)
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Morgan Stanley Capital Services Inc.
10,400,000	10/31/07	10 bp plus	Banc of America	(212,056)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

13,020,000	11/30/07	7.5 bp plus	The spread	(329,797)
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Total				$ (839,836)

(F) Security is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/07

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$—	$8,630,000		10/12/52	(134 bp)	$ 759,940

DJ CDX NA IG Series 8
Index	(17,052)	29,422,052	(F)	6/20/17	(60 bp)	279,938

DJ CDX NA IG Series 8
Index	(224,334)	61,829,334	(F)	6/20/17	(60 bp)	397,877

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	295,000		6/20/11	(101 bp)	16,299

Bear, Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	—	10,355,408		10/12/52	(134 bp)	914,189

Citibank, N.A.
CMS Energy Corp.,
6.875%, 12/15/15	—	1,550,000		6/20/12	57 bp	(66,405)

DJ CDX NA IG Series 6
Index	11,681	11,343,319		6/20/13	(50 bp)	229,886

DJ CDX NA IG Series 6
Index 7-10% tranche	—	11,355,000		6/20/13	45.75 bp	(559,418)

Credit Suisse International
Sprint Capital Corp, 8
3/8%, 3/15/12	—	2,655,000		6/20/12	(59 bp)	22,439

Deutsche Bank AG
DJ CDX NA IG Series 7	(1)	3,591,001		12/20/13	(50 bp)	97,375

DJ CDX NA IG Series 7
Index 7-10% tranche	—	3,591,000	(F)	12/20/13	55 bp	(158,932)

DJ CDX NA IG Series 8
Index 30-100% tranche	—	132,500,000		6/20/12	(8.5 bp)	142,463

DJ CDX NA IG Series 8
Index 7-10% tranche	—	3,278,000	(F)	6/20/12	22 bp	(87,665)

France Telecom, 7.25%,
1/28/13	—	1,870,000		6/20/16	70 bp	19,199

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	8,582,000		(a)	2.461%	51,902

DJ CDX NA HY Series 8
Index	(84,465)	5,384,210	(F)	6/20/10	275 bp	(235,777)

DJ CDX NA IG Series 7
Index	(2)	5,989,002		12/20/13	(50 bp)	78,564

DJ CDX NA IG Series 7
Index	9,321	13,829,679		12/20/13	(50 bp)	192,288

DJ CDX NA IG Series 7
Index 7-10% tranche	—	5,989,000		12/20/13	56 bp	(318,834)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	13,839,000		12/20/13	48 bp	(776,921)

DJ CDX NA IG Series 8
Index	(23)	29,410,023	(F)	6/20/17	(60 bp)	641,115

DJ CDX NA IG Series 8
Index	(241,326)	57,576,326	(F)	6/20/17	(60 bp)	1,008,577

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	1,585,000		9/20/17	(67.8 bp)	29,197

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	1,585,000		9/20/12	55 bp	(19,218)

Merrill Lynch & Co.,
5%, 1/15/15	—	1,585,000		9/20/12	48 bp	(17,229)

Merrill Lynch & Co.,
5%, 1/15/15	—	1,585,000		9/20/17	(59.8 bp)	27,089

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/07 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	$ —	$11,440,000		3/15/49	(7 bp)	$ 184,420

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	1,585,000		9/20/12	63.5 bp	(25,063)

Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	1,585,000		9/20/17	(77 bp)	37,985

CMS Energy Corp.,
6.875%, 12/15/15	—	390,000		6/20/12	62 bp	(15,880)

DJ ABX NA CMBX BBB Index	—	2,400,000	(F)	10/12/52	(134 bp)	194,255

DJ CDX NA CMBX AAA Index	—	25,390,000		3/15/49	(7 bp)	497,643

DJ CDX NA HY Series 8
Index	30,420	1,997,580		6/20/10	(275 bp)	88,555

DJ CDX NA HY Series 8
Index 15-25% tranche	—	2,535,000	(F)	6/20/10	80 bp	(184,069)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	132,500,000		6/20/12	275 bp	3

DJ CDX NA HY Series 8
Index 35-60% tranche	—	87,633,000		6/20/12	104 bp	(5,831,122)

DJ CDX NA IG Series 7
Index	3,381	5,696,619	(F)	12/20/13	(50 bp)	113,486

DJ CDX NA IG Series 7
Index 7-10% tranche	—	5,700,000	(F)	12/20/13	54.37 bp	(301,334)

DJ CDX NA IG Series 8
Index	333,720	17,236,280		6/20/14	45 bp	—

DJ CDX NA IG Series 8
Index 30-100% tranche	—	48,198,150		6/20/12	(3.125 bp)	202,558

DJ CDX NA IG Series 8
Index 30-100% tranche	—	39,434,850		6/20/12	(8 bp)	82,844

DJ CDX NA IG Series 8
Index 7-10% tranche	—	5,020,000		6/20/14	(152 bp)	—

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	1,585,000		9/20/12	45.5 bp	(19,024)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	1,585,000		9/20/17	(58 bp)	29,243

Hilton Hotels, 7 5/8%,
12/1/12	—	1,465,000		6/20/13	94 bp	(160,964)

Morgan Stanley Dean
Witter, 6.6% 4/1/12	—	1,585,000		9/20/12	48 bp	(18,608)

Morgan Stanley Dean
Witter, 6.6% 4/1/12	—	1,585,000		9/20/17	(60.5 bp)	30,919

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX BBB Index	—	3,602,500		10/12/52	(134 bp)	302,909

DJ CDX NA HY Series 8
Index	(6,179)	418,117	(F)	6/20/10	275 bp	(15,219)

DJ CDX NA HY Series 8
Index	(30,942)	2,093,717		6/20/10	275 bp	(89,836)

DJ CDX NA HY Series 8
Index	152,328	10,002,872		6/20/10	(275 bp)	442,267

DJ CDX NA HY Series 8
Index	667,044	34,448,956		6/20/14	45 bp	—

DJ CDX NA HY Series 8
Index	(16,683)	1,075,046		6/20/10	275 bp	(46,820)

DJ CDX NA HY Series 8
Index 0-15% tranche	(65,057)	699,757	(F)	6/20/10	0 bp	71,404

DJ CDX NA HY Series 8
Index 0-15% tranche	(12,833)	139,583	(F)	6/20/10	0 bp	14,418

DJ CDX NA HY Series 8
Index 0-25% tranche	—	12,694,000		6/20/10	79 bp	(924,684)

DJ CDX NA IG Series 7
Index	3,692	6,214,308	(F)	12/20/13	(50 bp)	123,803

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/07 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
DJ CDX NA IG Series 7
Index, 7-10% tranche	$—	$ 6,218,000	(F)	12/20/13	53 bp	$ (333,171)

DJ CDX NA IG Series 8
Index	—	29,370,000	(F)	6/20/17	(60 bp)	296,637

DJ CDX NA IG Series 8
Index 7-10% tranche	—	40,130,000		6/20/14	(156 bp)	—

Total						$(2,584,507)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Security is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/07

ASSETS

Investment in securities, at value, including $252,199,290 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,484,872,900)	$4,786,268,460
Affiliated issuers (identified cost $417,711,345) (Note 5)	417,711,345

Cash	13,855,321

Dividends, interest and other receivables	10,633,617

Receivable for shares of the fund sold	2,069,050

Receivable for securities sold	26,316,503

Receivable for sales of delayed delivery securities (Note 1)	161,841,737

Receivable for custodian fees (Note 2)	30,697

Unrealized appreciation on swap contracts (Note 1)	40,568,104

Receivable for variation margin (Note 1)	4,662,484

Premium paid on swap contracts (Note 1)	698,897

Receivable for open swap contracts (Note 1)	966,862

Receivable for closed swap contracts (Note 1)	5,055,220

Total assets	5,470,678,297

LIABILITIES

Payable for securities purchased	36,474,156

Payable for purchases of delayed delivery securities (Note 1)	682,802,221

Payable for shares of the fund repurchased	6,401,842

Payable for compensation of Manager (Notes 2 and 5)	5,424,007

Payable for investor servicing (Note 2)	731,196

Payable for Trustee compensation and expenses (Note 2)	521,616

Payable for administrative services (Note 2)	9,966

Payable for distribution fees (Note 2)	1,246,214

Payable for closed swap contracts (Note 1)	2,890,423

Written options outstanding, at value (premiums received $20,599,166) (Notes 1 and 3)	23,375,779

Unrealized depreciation on swap contracts (Note 1)	56,637,700

Premiums received on swap contracts (Note 1)	1,211,587

TBA sales commitments, at value (proceeds receivable $161,467,367) (Note 1)	162,227,165

Collateral on securities loaned, at value (Note 1)	258,089,002

Other accrued expenses	541,406

Total liabilities	1,238,584,280

Net assets	$4,232,094,017

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,654,894,761

Undistributed net investment income (Note 1)	19,171,952

Accumulated net realized gain on investments (Note 1)	268,377,587

Net unrealized appreciation of investments	289,649,717

Total — Representing net assets applicable to capital shares outstanding	$4,232,094,017

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($3,184,270,872 divided by 175,972,443 shares)	$18.10

Offering price per class A share (100/94.75 of $18.10)*	$19.10

Net asset value and offering price per class B share ($413,531,760 divided by 23,104,240 shares)**	$17.90

Net asset value and offering price per class C share ($69,893,496 divided by 3,889,061 shares)**	$17.97

Net asset value and redemption price per class M share ($176,992,968 divided by 9,892,212 shares)	$17.89

Offering price per class M share (100/96.75 of $17.89)*	$18.49

Net asset value, offering price and redemption price per class R share ($2,043,935 divided by 113,331 shares)	$18.04

Net asset value, offering price and redemption price per class Y share ($385,360,986 divided by 21,232,007 shares)	$18.15

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/07

INVESTMENT INCOME

Interest (including interest income of $14,801,846 from investments in affiliated issuers) (Note 5)	$ 102,172,691

Dividends	57,469,772

Securities lending	790,928

Total investment income	160,433,391

EXPENSES

Compensation of Manager (Note 2)	22,129,635

Investor servicing fees (Note 2)	8,712,790

Custodian fees (Note 2)	401,310

Trustee compensation and expenses (Note 2)	172,383

Administrative services (Note 2)	74,521

Distribution fees — Class A (Note 2)	8,184,368

Distribution fees - Class B (Note 2)	5,340,309

Distribution fees - Class C (Note 2)	719,741

Distribution fees - Class M (Note 2)	1,416,043

Distribution fees - Class R (Note 2)	9,391

Other	1,043,286

Non-recurring costs (Notes 2 and 6)	12,549

Costs assumed by Manager (Notes 2 and 6)	(12,549)

Fees waived and reimbursed by Manager (Note 5)	(269,766)

Total expenses	47,934,011

Expense reduction (Note 2)	(945,620)

Net expenses	46,988,391

Net investment income	113,445,000

Net realized gain on investments (Notes 1 and 3)	456,034,769

Net realized gain on swap contracts (Note 1)	17,549,992

Net realized gain on futures contracts (Note 1)	7,883,868

Net realized gain on written options (Notes 1 and 3)	6,029,127

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	46,409

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(121,525,410)

Net gain on investments	366,018,755

Net increase in net assets resulting from operations	$ 479,463,755

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/07	7/31/06

Operations:
Net investment income	$ 113,445,000	$ 107,694,371

Net realized gain on investments and foreign currency transactions	487,497,756	345,651,269

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(121,479,001)	(276,612,677)

Net increase in net assets resulting from operations	479,463,755	176,732,963

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(91,249,673)	(90,591,899)

Class B	(10,953,381)	(15,898,776)

Class C	(1,475,085)	(1,499,446)

Class M	(4,389,598)	(4,675,982)

Class R	(46,016)	(25,114)

Class Y	(14,027,385)	(17,912,483)

Net realized short-term gain on investments

Class A	(49,126,952)	(4,165,494)

Class B	(8,659,988)	(1,042,091)

Class C	(1,078,286)	(95,268)

Class M	(2,920,573)	(264,982)

Class R	(25,984)	(993)

Class Y	(7,848,561)	(806,000)

From net realized long-term gain on investments

Class A	(209,675,856)	(64,836,816)

Class B	(36,961,186)	(16,220,380)

Class C	(4,602,171)	(1,482,867)

Class M	(12,465,127)	(4,124,503)

Class R	(110,903)	(15,451)

Class Y	(33,497,980)	(12,545,570)

Redemption fees (Note 1)	9,895	9,454

Decrease from capital share transactions (Note 4)	(291,093,564)	(738,162,782)

Total decrease in net assets	(300,734,619)	(797,624,480)

NET ASSETS

Beginning of year	4,532,828,636	5,330,453,116

End of year (including undistributed net investment income of $19,171,952 and $15,088,106, respectively)	$4,232,094,017	$4,532,828,636

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
July 31, 2007	$18.21	.48(d)	1.46	1.94	(.52)	(1.53)	(2.05)	—(g)	$18.10	10.99	$3,184,271	.96(d)	2.61(d)	144.33(h)
July 31, 2006	18.40	.42(d,e)	.27	.69	(.50)	(.38)	(.88)	—(g)	18.21	3.89(e)	3,155,761	.90(d,e)	2.31(d,e)	117.11(h)
July 31, 2005	16.91	.35(d,f)	1.47	1.82	(.33)	—	(.33)	—(g)	18.40	10.89	3,458,405	.98(d)	1.97(d,f)	169.29(h)
July 31, 2004	15.72	.32(d)	1.20	1.52	(.33)	—	(.33)	—(g)	16.91	9.77	3,322,532	1.00(d)	1.90(d)	165.66
July 31, 2003	15.02	.37	.81	1.18	(.48)	—	(.48)	—	15.72	8.06	3,784,601.99		2.50	121.38(i,j)

CLASS B
July 31, 2007	$18.02	.33(d)	1.46	1.79	(.38)	(1.53)	(1.91)	—(g)	$17.90	10.15	$413,532	1.71(d)	1.82(d)	144.33(h)
July 31, 2006	18.22	.28(d,e)	.26	.54	(.36)	(.38)	(.74)	—(g)	18.02	3.05(e)	624,026	1.65(d,e)	1.58(d,e)	117.11(h)
July 31, 2005	16.73	.21(d,f)	1.48	1.69	(.20)	—	(.20)	—(g)	18.22	10.17	917,951	1.73(d)	1.22(d,f)	169.29(h)
July 31, 2004	15.56	.19(d)	1.19	1.38	(.21)	—	(.21)	—(g)	16.73	8.88	1,095,665	1.75(d)	1.16(d)	165.66
July 31, 2003	14.87	.26	.80	1.06	(.37)	—	(.37)	—	15.56	7.25	1,308,605	1.74	1.75	121.38(i,j)

CLASS C
July 31, 2007	$18.09	.34(d)	1.45	1.79	(.38)	(1.53)	(1.91)	—(g)	$17.97	10.16	$69,893	1.71(d)	1.86(d)	144.33(h)
July 31, 2006	18.30	.28(d,e)	.25	.53	(.36)	(.38)	(.74)	—(g)	18.09	3.01(e)	70,192	1.65(d,e)	1.56(d,e)	117.11(h)
July 31, 2005	16.81	.21(d,f)	1.48	1.69	(.20)	—	(.20)	—(g)	18.30	10.14	77,024	1.73(d)	1.22(d,f)	169.29(h)
July 31, 2004	15.63	.19(d)	1.20	1.39	(.21)	—	(.21)	—(g)	16.81	8.92	75,185	1.75(d)	1.16(d)	165.66
July 31, 2003	14.94	.26	.80	1.06	(.37)	—	(.37)	—	15.63	7.25	91,282	1.74	1.73	121.38(i,j)

CLASS M
July 31, 2007	$18.02	.38(d)	1.45	1.83	(.43)	(1.53)	(1.96)	—(g)	$17.89	10.42	$176,993	1.46(d)	2.10(d)	144.33(h)
July 31, 2006	18.22	.33(d,e)	.26	.59	(.41)	(.38)	(.79)	—(g)	18.02	3.34(e)	187,338	1.40(d,e)	1.81(d,e)	117.11(h)
July 31, 2005	16.74	.26(d,f)	1.47	1.73	(.25)	—	(.25)	—(g)	18.22	10.39	215,816	1.48(d)	1.47(d,f)	169.29(h)
July 31, 2004	15.57	.23(d)	1.19	1.42	(.25)	—	(.25)	—(g)	16.74	9.18	217,046	1.50(d)	1.40(d)	165.66
July 31, 2003	14.87	.30	.80	1.10	(.40)	—	(.40)	—	15.57	7.58	239,662	1.49	2.02	121.38(i,j)

CLASS R
July 31, 2007	$18.15	.44(d)	1.46	1.90	(.48)	(1.53)	(2.01)	—(g)	$18.04	10.76	$2,044	1.21(d)	2.38(d)	144.33(h)
July 31, 2006	18.36	.36(d,e)	.27	.63	(.46)	(.38)	(.84)	—(g)	18.15	3.57(e)	1,525	1.15(d,e)	2.00(d,e)	117.11(h)
July 31, 2005	16.89	.30(d,f)	1.48	1.78	(.31)	—	(.31)	—(g)	18.36	10.63	726	1.23(d)	1.67(d,f)	169.29(h)
July 31, 2004	15.70	.21(d)	1.29	1.50	(.31)	—	(.31)	—(g)	16.89	9.60	127	1.25(d)	1.33(d)	165.66
July 31, 2003 †	15.05	.17	.65	.82	(.17)	—	(.17)	—	15.70	5.52*	1	.65*	1.18*	121.38(i,j)

CLASS Y
July 31, 2007	$18.26	.53(d)	1.46	1.99	(.57)	(1.53)	(2.10)	—(g)	$18.15	11.24	$385,361	.71(d)	2.86(d)	144.33(h)
July 31, 2006	18.46	.47(d,e)	.26	.73	(.55)	(.38)	(.93)	—(g)	18.26	4.09(e)	493,985	.65(d,e)	2.59(d,e)	117.11(h)
July 31, 2005	16.95	.40(d,f)	1.49	1.89	(.38)	—	(.38)	—(g)	18.46	11.26	660,532	.73(d)	2.23(d,f)	169.29(h)
July 31, 2004	15.76	.36(d)	1.21	1.57	(.38)	—	(.38)	—(g)	16.95	10.03	848,161	.75(d)	2.16(d)	165.66
July 31, 2003	15.05	.41	.82	1.23	(.52)	—	(.52)	—	15.76	8.38	880,435.74		2.76	121.38(i,j)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

60	61

Financial highlights (Continued)

* Not annualized
† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

July 31, 2007	<0.01%

July 31, 2006	0.01

July 31, 2005	0.01

July 31, 2004	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.05% of average net assets for the period ended July 31, 2006.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class R	<0.01	0.02

Class Y	<0.01	0.02

(g) Amount represents less than $0.01 per share.

(h) Portfolio turnover excludes dollar roll transactions.

(i) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(j) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/07

Note 1: Significant accounting policies

The George Putnam Fund of Boston (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery or a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2007, the value of securities loaned amounted to $252,199,290. The fund received cash collateral of $258,089,002 which is pooled with collateral of other Putnam funds into 55 issues of short-term investments. The fund also received high-quality, highly-rated securities of $1,669,850 in non-cash collateral.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2007, the fund had a capital loss carryover of $23,801,180 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$17,850,860	July 31, 2010

5,950,320	July 31, 2011

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, unrealized gains and losses on certain futures contracts, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2007, the fund reclassified $12,779,984 to increase undistributed net investment income and $208,319 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $12,571,665.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2007 were as follows:

Unrealized appreciation	$ 421,488,534
Unrealized depreciation	(146,650,860)
———————
Net unrealized appreciation	274,837,674
Undistributed ordinary income	11,682,981
Undistributed short-term gain	130,680,489
Undistributed long-term gain	195,926,958
Capital loss carryforward	(23,801,180)
Cost for federal income tax purposes	$4,929,142,131

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2007, Putnam Management did not waive any of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the year ended July 31, 2007, Putnam Management has assumed $12,549 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

In July 2006, questions arose regarding a potential misidentification of the characteristics of certain securities then in the fund’s portfolio, and the value of these securities was adjusted. The fund currently expects to be reimbursed for losses relating to this matter by Putnam. The amount of such reimbursement has not yet been determined, but is not expected to be material to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2007, the fund incurred $9,061,610 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements For the year ended July 31, 2007, the fund’s expenses were reduced by $945,620 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,101, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $140,998 and $1,700 from the sale of class A and class M shares, respectively, and received $436,895 and $4,809 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2007, Putnam Retail Management, acting as underwriter, received $2,235 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $5,900,123,128 and $6,632,615,146, respectively. Purchases and sales of U.S. government securities aggregated $15,248,639 and $48,578,873, respectively.

Written option transactions during the year ended July 31, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$ 218,802,000	$ 8,198,261

Options opened	890,437,670	18,507,920
Options exercised	—	—
Options expired	(153,640,000)	(5,942,027)
Options closed	(670)	(164,988)

Written options outstanding
at end of year	$ 955,599,000	$20,599,166

Note 4: Capital shares

At July 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 7/31/07:
Shares sold	23,421,130	$ 433,162,178

Shares issued in connection with
reinvestment of distributions	18,272,904	327,594,319

	41,694,034	760,756,497

Shares repurchased	(39,049,327)	(721,568,081)

Net increase	2,644,707	$ 39,188,416

Year ended 7/31/06:
Shares sold	26,056,673	$ 472,538,555

Shares issued in connection with
reinvestment of distributions	8,267,038	148,562,850

	34,323,711	621,101,405

Shares repurchased	(48,907,255)	(887,113,170)

Net decrease	(14,583,544)	$(266,011,765)

CLASS B	Shares	Amount

Year ended 7/31/07:
Shares sold	1,887,613	$ 34,439,247

Shares issued in connection with
reinvestment of distributions	3,010,636	53,337,927

	4,898,249	87,777,174

Shares repurchased	(16,425,410)	(301,276,907)

Net decrease	(11,527,161)	$(213,499,733)

Year ended 7/31/06:
Shares sold	2,534,039	$ 45,555,631

Shares issued in connection with
reinvestment of distributions	1,744,635	31,032,061

	4,278,674	76,587,692

Shares repurchased	(20,039,885)	(359,943,585)

Net decrease	(15,761,211)	$(283,355,893)

CLASS C	Shares	Amount

Year ended 7/31/07:
Shares sold	531,413	$ 9,727,607

Shares issued in connection with
reinvestment of distributions	355,895	6,334,457

	887,308	16,062,064

Shares repurchased	(877,503)	(16,137,789)

Net increase/decrease	9,805	$ (75,725)

Year ended 7/31/06:
Shares sold	576,960	$ 10,389,241

Shares issued in connection with
reinvestment of distributions	153,025	2,732,848

	729,985	13,122,089

Shares repurchased	(1,060,812)	(19,144,461)

Net decrease	(330,827)	$ (6,022,372)

CLASS M	Shares	Amount

Year ended 7/31/07:
Shares sold	1,119,120	$ 20,403,582

Shares issued in connection with
reinvestment of distributions	1,102,506	19,543,155

	2,221,626	39,946,737

Shares repurchased	(2,724,559)	(49,604,364)

Net decrease	(502,933)	$ (9,657,627)

Year ended 7/31/06:
Shares sold	1,197,570	$ 21,508,865

Shares issued in connection with
reinvestment of distributions	503,392	8,954,415

	1,700,962	30,463,280

Shares repurchased	(3,148,056)	(56,568,184)

Net decrease	(1,447,094)	$(26,104,904)

CLASS R	Shares	Amount

Year ended 7/31/07:
Shares sold	86,222	$ 1,563,590

Shares issued in connection with
reinvestment of distributions	10,185	182,106

	96,407	1,745,696

Shares repurchased	(67,100)	(1,193,503)

Net increase	29,307	$ 552,193

Year ended 7/31/06:
Shares sold	68,286	$ 1,234,680

Shares issued in connection with
reinvestment of distributions	2,315	41,544

	70,601	1,276,224

Shares repurchased	(26,086)	(473,694)

Net increase	44,515	$ 802,530

CLASS Y	Shares	Amount

Year ended 7/31/07:

Shares sold	4,345,678	$ 80,647,628

Shares issued in connection with
reinvestment of distributions	3,083,571	55,373,926

	7,429,249	136,021,554

Shares repurchased	(13,254,383)	(243,622,642)

Net decrease	(5,825,134)	$(107,601,088)

Year ended 7/31/06:
Shares sold	6,287,577	$ 114,028,313

Shares issued in connection with
reinvestment of distributions	1,735,510	31,261,000

	8,023,087	145,289,313

Shares repurchased	(16,756,758)	(302,759,691)

Net decrease	(8,733,671)	$(157,470,378)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2007, management fees paid were reduced by $269,766 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $14,801,846 for the year ended July 31, 2007. During the year ended July 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $1,324,756,404 and $1,355,064,970, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam

Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $288,114,461 as long-term capital gain, for its taxable year ended July 31, 2007.

The fund designated 19.02% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2007, the fund hereby designates 19.46%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended July 31, 2007. The other Putnam mutual funds in this group are Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Merrill Lynch, Goldman Sachs, Morgan Stanley Dean Witter, UBS Warburg, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended July 31, 2007.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, JPMorgan Clearing, Lazard Freres & Co., Lehman Brothers, Pipeline, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions
143,838,706	4,438,754	7,032,986

All tabulations rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), a Director of Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004
and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007
Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2005, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodian		Vice President, Assistant Clerk,
State Street Bank and Trust Company	Steven D. Krichmar	Assistant Treasurer and Proxy Manager
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN021 246892 9/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2007	$261,656	$313	$9,550	$4,535*
July 31, 2006	$255,386*	$1,262	$9,699	$5,050

* Includes fees of $2,992 and $4,312 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2007 and July 31, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2007and July 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 129,614 and $ 285,682 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31,
2007	$ -	$ 26,129	$ -	$ -
July 31,
2006	$ -	$153,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The George Putnam Fund of Boston

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2007